UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-21698

        GAMCO Global Gold, Natural Resources & Income Trust by Gabelli

(Exact name of registrant as specified in charter)

One Corporate Center

                         Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

                         Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-422-3554

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

GAMCO Global Gold, Natural Resources & Income Trust by Gabelli

Annual Report — December 31, 2013

Portfolio Management Team

Caesar M. P. Bryan Barbara G. Marcin, CFA Vincent Hugonnard-Roche

To Our Shareholders,

For the year ended December 31, 2013, the net asset value (“NAV”) total return of the GAMCO Global Gold, Natural Resources & Income Trust by Gabelli (the “Fund”) was (14.6)%, compared with total returns of 13.3% and (49.2)% for the Chicago Board Options Exchange (“CBOE”) Standard & Poor’s (“S&P”) 500 Buy/Write Index and the Philadelphia Gold & Silver Index, respectively. The total return for the Fund’s publicly traded shares was (19.5)%. The Fund’s NAV per share was $9.94, while the price of the publicly traded shares closed at $9.02 on the NYSE MKT. See below for additional performance information.

Enclosed are the schedule of investments and financial statements as of December 31, 2013.

Sincerely yours,

Bruce N. Alpert President

February 14, 2014

Comparative Results

Average Annual Returns through December 31, 2013 (a) (Unaudited)
	1 Year	3 Year	5 Year	Since Inception (03/31/05)
GAMCO Global Gold, Natural Resources & Income Trust by Gabelli
NAV Total Return (b)	(14.62)%	(8.33)%	11.31%	2.53%
Investment Total Return (c)	(19.51)	(12.76)	4.01	0.75
CBOE S&P 500 Buy/Write Index	13.26	8.00	10.92	4.76
Barclays Government/Credit Bond Index	(2.22)	3.59	4.37	4.73
Amex Energy Select Sector Index	26.37	11.14	15.29	10.58
Philadelphia Gold & Silver Index	(49.18)	(28.12)	(7.44)	(1.22)

(a)   Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The CBOE S&P 500 Buy/Write Index is an unmanaged index designed to reflect the return on a portfolio that consists of a long position in the stocks in the S&P 500 Index and a short position in a S&P 500 (SPX) call option. The Barclays Government/Credit Bond Index is a market value weighted index that tracks the performance of fixed rate, publicly placed, dollar denominated obligations. The Philadelphia Gold & Silver Index is an unmanaged indicator of stock market performance of large North American gold and silver companies, while the Amex Energy Select Sector Index is an unmanaged indicator of stock market performance of large U.S. companies involved in the development or production of energy products. Dividends and interest income are considered reinvested. You cannot invest directly in an index.

(b)   Total returns and average annual returns reflect changes in the NAV per share and reinvestment of distributions at NAV on the ex-dividend date and are net of expenses. Since inception return is based on an initial NAV of $19.06.

(c)    Total returns and average annual returns reflect changes in closing market values on the NYSE MKT and reinvestment of distributions. Since inception return is based on an initial offering price of $20.00.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of total investments as of December 31, 2013:

GAMCO Global Gold, Natural Resources & Income Trust by Gabelli

Long Positions		Short Positions
Energy and Energy Services	44.4%	Call Options Written	(2.5)%
Metals and Mining	39.6%	Put Options Written	(0.4)%

U.S. Government Obligations	16.0%		(2.9)%

	100.0%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554).The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

GAMCO Global Gold, Natural Resources & Income Trust by Gabelli

Schedule of Investments — December 31, 2013

Shares		Cost	Market Value
	COMMON STOCKS — 83.3%
	Energy and Energy Services — 44.0%
252,500	Anadarko Petroleum Corp.(a)	$22,664,742	$20,028,300
180,000	Apache Corp.(a)	18,981,422	15,469,200
330,025	Baker Hughes Inc.(a)	19,397,369	18,237,182
500,000	BG Group plc	11,032,791	10,743,028
400,000	Cabot Oil & Gas Corp.	14,585,250	15,504,000
400,000	Cameron International Corp.†(a)	23,455,821	23,812,000
437,500	Canadian Natural Resources Ltd.	15,538,569	14,805,000
500,000	Canadian Oil Sands Ltd.	11,677,736	9,404,566
847,900	Cobalt International Energy Inc.†(a)	23,147,530	13,947,955
70,000	Concho Resources Inc.†	7,433,300	7,560,000
280,000	CONSOL Energy Inc.	10,631,600	10,651,200
150,000	CVR Energy Inc.	5,924,587	6,514,500
400,000	Denbury Resources Inc.†	6,406,173	6,572,000
264,800	Devon Energy Corp.(a)	16,791,039	16,383,176
700,000	Encana Corp.	12,444,189	12,635,000
100,000	Energy Transfer Partners LP	5,282,110	5,725,000
180,000	Energy XXI Bermuda Ltd.	4,861,800	4,870,800
105,000	EOG Resources Inc.(a)	18,670,698	17,623,200
190,000	FMC Technologies Inc.†	11,255,600	9,919,900
3,037,330	Glencore Xstrata plc	19,931,743	15,727,843
210,000	Halliburton Co.(a)	11,062,800	10,657,500
450,000	Kodiak Oil & Gas Corp.†	5,273,100	5,044,500
440,000	Marathon Oil Corp.	15,551,874	15,532,000
180,000	Marathon Petroleum Corp.	12,826,765	16,483,880
100,000	Murphy Oil Corp.	6,243,500	6,488,000
100	Murphy USA Inc.†	3,416	4,156
529,600	Nabors Industries Ltd.(a)	11,891,994	8,997,904
206,000	National Oilwell Varco Inc.(a)	16,252,310	16,383,180
200,000	Newfield Exploration Co.†	5,014,000	4,926,000
320,000	Noble Corp. plc	11,852,784	11,990,400
95,000	Occidental Petroleum Corp.	8,995,174	9,034,500
757,000	Petroleo Brasileiro SA, ADR(a)	23,559,115	10,431,460
118,500	QEP Resources Inc.	3,620,590	3,632,025
90,000	Schlumberger Ltd.(a)	7,363,839	8,109,900
130,000	SM Energy Co.	10,621,091	10,804,300
500,000	Statoil ASA, ADR	11,680,000	12,065,000
750,000	Suncor Energy Inc.(a)	26,422,270	26,287,500
1,750,000	Talisman Energy Inc.	29,833,303	20,387,500
244,300	The Williams Companies Inc.	8,598,163	9,422,651
200	Total SA, ADR	12,223	12,254
221,800	Transocean Ltd.(a)	12,537,535	10,961,356
300,000	Tullow Oil plc	6,577,663	4,247,532
70,000	Valero Energy Corp.(a)	2,844,688	3,528,000
1,235,500	Weatherford International Ltd.†(a)	24,316,953	19,137,895
100,000	Western Refining Inc.	3,581,610	4,241,000

Shares		Cost	Market Value
180,000	Whiting Petroleum Corp.†	$11,274,600	$11,136,600
200,000	WPX Energy Inc.†	3,916,740	4,076,000

		571,842,169	520,156,843

	Metals and Mining — 39.3%
1,510,000	Agnico Eagle Mines Ltd.(a)	62,144,154	39,833,800
160,000	Allied Nevada Gold Corp.†(a)	6,324,800	568,000
542,000	Anglo American plc	22,545,449	11,847,386
400,000	AngloGold Ashanti Ltd., ADR(a)	17,065,638	4,688,000
879,180	Antofagasta plc	18,592,651	11,996,494
300,000	AuRico Gold Inc.	1,272,000	1,098,000
1,630,000	Barrick Gold Corp.(a)	67,004,299	28,736,900
232,500	BHP Billiton Ltd., ADR	17,659,031	15,856,500
1,070,000	Centamin plc†	1,932,512	789,370
859,105	Comstock Mining Inc.†	1,683,049	1,503,434
250,000	Detour Gold Corp.†	6,689,603	964,933
1,100,000	Duluth Metals Ltd.†	2,601,986	807,719
4,500,000	Eldorado Gold Corp.(a)	55,975,321	25,544,834
250,000	Franco-Nevada Corp.	11,395,000	10,185,000
62,500	Franco-Nevada Corp.(b)	3,633,809	2,547,070
37,500	Franco-Nevada Corp.	2,180,286	1,528,242
728,500	Freeport-McMoRan Copper & Gold Inc.(a)	31,713,005	27,493,590
722,000	Fresnillo plc	8,817,025	8,913,211
2,858,400	Gold Fields Ltd., ADR(a)	34,395,750	9,146,880
1,840,000	Goldcorp Inc.(a)	69,521,261	39,872,800
706,064	Hochschild Mining plc	3,280,086	1,651,512
195,000	Hummingbird Resources plc†.	510,798	108,175
300,000	Iluka Resources Ltd.	2,837,763	2,311,710
1,246,800	Kinross Gold Corp., New York(a)	21,431,375	5,460,984
3,592	Kinross Gold Corp., Toronto(a)	68,647	15,724
635,000	Kirkland Lake Gold Inc.†	7,730,591	1,536,314
250,600	Lundin Mining Corp., OTC†(a)	2,134,634	1,080,587
495,300	Lundin Mining Corp., Toronto†(a)	3,687,880	2,144,862
375,000	Medusa Mining Ltd.†	1,944,849	683,066
1,826,725	Newcrest Mining Ltd.	49,906,587	12,860,144
1,554,500	Newmont Mining Corp.(a)	70,142,000	35,800,135
2,200,000	Osisko Mining Corp.†	16,907,059	9,754,766
511	PanAust Ltd.	2,148	824
211,300	Peabody Energy Corp.(a)	12,890,871	4,126,689
450,000	Perseus Mining Ltd.†	1,551,442	95,316
400,000	Perseus Mining Ltd.†(c)	1,281,432	84,726
558,000	Randgold Resources Ltd., ADR(a)	59,571,914	35,047,980
466,000	Rio Tinto plc, ADR(a)	27,241,341	26,296,380
2,800,000	Romarco Minerals Inc.†	2,582,583	988,468
655,077	Royal Gold Inc.(a)	51,372,497	30,179,397

See accompanying notes to financial statements.

GAMCO Global Gold, Natural Resources & Income Trust by Gabelli

Schedule of Investments (Continued) — December 31, 2013

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Metals and Mining (Continued)
5,000,000	Saracen Mineral Holdings Ltd.†	$2,195,639	$825,930
500,000	SEMAFO Inc.	3,145,726	1,313,250
1,060,000	Silver Lake Resources Ltd.†	3,200,984	506,362
700,000	Silver Wheaton Corp.	17,895,820	14,133,000
640,581	Turquoise Hill Resources Ltd.†	6,972,246	2,113,917
800,697	Vale SA, ADR(a)	17,696,782	12,210,629
108,475	Vale SA, Cl. P, ADR	1,749,992	1,519,735
207,000	Witwatersrand Consolidated Gold Resources Ltd.†	1,645,433	211,144
2,150,000	Yamana Gold Inc.(a)	36,522,320	18,533,000

		871,248,068	465,516,889

	TOTAL COMMON STOCKS	1,443,090,237	985,673,732

Principal Amount
	CONVERTIBLE CORPORATE BONDS — 0.4%
	Energy and Energy Services — 0.1%
$1,000,000	Energy XXI Bermuda Ltd. 3.000%, 12/15/18(b)	1,000,000	989,375

	Metals and Mining — 0.3%
2,800,000	Detour Gold Corp. 5.500%, 11/30/17	2,800,000	2,209,452
600,000	Kirkland Lake Gold Inc. 7.500%, 12/31/17(b)	611,154	364,321
1,500,000(d)	Wesdome Gold Inc. 7.000%, 05/24/17(c)(e)	1,473,695	1,129,678

		4,884,849	3,703,451

	TOTAL CONVERTIBLE CORPORATE BONDS	5,884,849	4,692,826

	CORPORATE BONDS — 0.3%
	Energy and Energy Services — 0.3%
2,500,000	AngloGold Ashanti Holdings plc, 8.500%, 07/30/20	2,503,373	2,594,000
500,000	Tesoro Corp., 9.750%, 06/01/19	487,319	543,750

		2,990,692	3,137,750

	TOTAL CORPORATE BONDS	2,990,692	3,137,750

Principal Amount		Cost	Market Value
	U.S. GOVERNMENT OBLIGATIONS — 16.0%
$190,010,000	U.S. Treasury Bills,
	0.020% to 0.150%††,
	01/02/14 to 06/26/14(f)	$189,980,637	$189,983,732

TOTAL INVESTMENTS — 100.0%		$1,641,946,415	1,183,488,040

CALL OPTIONS WRITTEN (Premiums received $44,030,306)			(29,850,716)
PUT OPTIONS WRITTEN (Premiums received $4,044,674)			(4,795,090)
Other Assets and Liabilities (Net)			3,519,184

PREFERRED STOCK (3,787,726 preferred shares outstanding)			(94,693,150)

NET ASSETS — COMMON STOCK (106,430,420 common shares outstanding)			$1,057,668,268

NET ASSET VALUE PER COMMON SHARE ($1,057,668,268 ÷ 106,430,420 shares outstanding)			$9.94

Number of Contracts		Expiration Date/ Exercise Price	Market Value
	OPTIONS CONTRACTS WRITTEN (g) — (2.9)%
	Call Options Written — (2.5)%
800	Agnico Eagle Mines Ltd.	Jan. 14/35	$2,400
2,600	Agnico Eagle Mines Ltd.	Jan. 14/36.50	2,184
4,500	Agnico Eagle Mines Ltd.	Feb. 14/30	261,000
3,100	Agnico Eagle Mines Ltd.	Mar. 14/32.50	126,666
1,000	Agnico Eagle Mines Ltd.	Apr. 14/31.50	75,630
3,100	Agnico Eagle Mines Ltd.	May 14/35	164,300
800	Allied Nevada Gold Corp.	Mar. 14/5	12,000
800	Allied Nevada Gold Corp.	Jun. 14/5	26,000
341	Anadarko Petroleum Corp.	Jan. 14/95	341
500	Anadarko Petroleum Corp.	Jan. 14/100	2,000
842	Anadarko Petroleum Corp.	Feb. 14/97.50	9,683
842	Anadarko Petroleum Corp.	Mar. 14/97.50	24,906
111	Anglo American plc(h)	Jan. 14/1600	2,757
111	Anglo American plc(h)	Feb. 14/1450	46,872
110	Anglo American plc(h)	Mar. 14/1600	18,671
110	Anglo American plc(h)	Apr. 14/1450	78,290
2,000	AngloGold Ashanti Ltd., ADR	Mar. 14/16	36,680
2,000	AngloGold Ashanti Ltd., ADR	Apr. 14/16	55,000
600	Apache Corp.	Jan. 14/92.50	4,200
600	Apache Corp.	Apr. 14/92.50	96,300
1,000	AuRico Gold Inc.	Jan. 14/4.50	860
1,000	AuRico Gold Inc.	Feb. 14/4.50	7,660
1,000	AuRico Gold Inc.	Mar. 14/4.18	16,890

See accompanying notes to financial statements.

GAMCO Global Gold, Natural Resources & Income Trust by Gabelli

Schedule of Investments (Continued) — December 31, 2013

Number of Contracts		Expiration Date/ Exercise Price	Market Value
	OPTIONS CONTRACTS WRITTEN (g) (Continued)
	Call Options Written (Continued)
1,100	Baker Hughes Inc.	Jan. 14/55	$114,400
1,100	Baker Hughes Inc.	Feb. 14/57.50	117,700
4,140	Barrick Gold Corp.	Jan. 14/21	12,420
3,330	Barrick Gold Corp.	Feb. 14/18	296,370
3,330	Barrick Gold Corp.	Mar. 14/18.50	249,883
5,500	Barrick Gold Corp.	Apr. 14/21	288,750
250	BG Group plc(h)	Feb. 14/1250	290,000
250	BG Group plc(h)	Mar. 14/1300	202,855
775	BHP Billiton Ltd., ADR	Jan. 14/75	3,875
775	BHP Billiton Ltd., ADR	Feb. 14/75	19,375
775	BHP Billiton Ltd., ADR	Mar. 14/75	28,551
2,500	Cabot Oil & Gas Corp.	Jan. 14/37.50	425,000
1,500	Cabot Oil & Gas Corp.	Mar. 14/40	278,655
1,200	Cameron International Corp.	Jan. 14/62.50	42,000
575	Cameron International Corp.	Jan. 14/65	5,750
1,350	Cameron International Corp.	Feb. 14/57.50	518,400
875	Cameron International Corp.	Mar. 14/58	365,540
2,188	Canadian Natural Resources Ltd.	Mar. 14/34	315,072
2,187	Canadian Natural Resources Ltd.	Jun. 14/35	371,790
2,500	Canadian Oil Sands Ltd.(i)	Jan. 14/21	7,060
1,250	Canadian Oil Sands Ltd.(i)	Apr. 14/20	73,547
1,250	Canadian Oil Sands Ltd.(i)	Apr. 14/21	25,300
1,900	Cobalt International Energy Inc.	Jan. 14/30	1,900
2,500	Cobalt International Energy Inc.	Feb. 14/27.50	375
1,000	Cobalt International Energy Inc.	Mar. 14/27.50	1,790
2,100	Cobalt International Energy Inc.	Apr. 14/30	23,100
500	Concho Resources Inc.	Mar. 14/100	582,500
200	Concho Resources Inc.	Mar. 14/105	174,000
1,400	CONSOL Energy Inc.	Jan. 14/36	287,000
1,400	CONSOL Energy Inc.	Feb. 14/36	410,900
348	CVR Energy Inc.	Mar. 14/45	67,860
2,000	Denbury Resources Inc.	Mar. 14/17	130,000
2,000	Denbury Resources Inc.	Jun. 14/17	220,000
437	Devon Energy Corp.	Jan. 14/62.50	31,464
436	Devon Energy Corp.	Jan. 14/65	7,848
875	Devon Energy Corp.	Mar. 14/65	125,668
875	Devon Energy Corp.	Apr. 14/65	168,000
13,600	Eldorado Gold Corp.(i)	Jan. 14/8	32,008
12,400	Eldorado Gold Corp.(i)	Feb. 14/8	81,713
15,000	Eldorado Gold Corp.(i)	Mar. 14/8	88,050
4,000	Eldorado Gold Corp.(i)	May 14/7	143,092
3,000	Encana Corp.	Jan. 14/18	111,000
2,000	Encana Corp.	Feb. 14/19	65,000

Number of Contracts		Expiration Date/ Exercise Price	Market Value
2,000	Encana Corp.	Apr. 14/19	$120,000
500	Energy Transfer Partners LP	Mar. 14/52.50	247,500
500	Energy Transfer Partners LP	Jun. 14/52.50	260,000
600	Energy XXI Bermuda Ltd.	Feb. 14/28	82,500
600	Energy XXI Bermuda Ltd.	Mar. 14/28	109,500
600	Energy XXI Bermuda Ltd.	Jun. 14/28	169,500
300	EOG Resources Inc.	Jan. 14/190	2,400
150	EOG Resources Inc.	Mar. 14/175	74,495
300	EOG Resources Inc.	Apr. 14/190	73,050
300	EOG Resources Inc.	May 14/175	228,762
950	FMC Technologies Inc.	Jan. 14/57.50	11,875
950	FMC Technologies Inc.	Apr. 14/60	57,000
1,000	Franco-Nevada Corp.(i)	Jan. 14/40	320,075
2,500	Franco-Nevada Corp.(i)	Mar. 14/41.50	522,900
1,785	Freeport-McMoRan Copper & Gold Inc.	Jan. 14/33	819,315
3,300	Freeport-McMoRan Copper & Gold Inc.	Feb. 14/38	346,500
2,200	Freeport-McMoRAN Copper & Gold Inc.	May 14/38	451,000
251	Fresnillo plc(h)	Jan. 14/1134	0
177	Fresnillo plc(h)	Feb. 14/1184	147
722	Glencore Xstrata plc(h)	Jan. 14/340	7,413
723	Glencore Xstrata plc(h)	Feb. 14/340	38,193
796	Glencore Xstrata plc(h)	Mar. 14/340	82,384
796	Glencore Xstrata plc(h)	Apr. 14/325	181,904
14,292	Gold Fields Ltd., ADR	Jan. 14/3	378,738
7,146	Gold Fields Ltd., ADR	Apr. 14/3	314,424
7,146	Gold Fields Ltd., ADR	Apr. 14/4	78,606
3,900	Goldcorp Inc.	Jan. 14/28	7,800
1,700	Goldcorp Inc.	Jan. 14/29	1,700
1,000	Goldcorp Inc.	Jan. 14/30	1,000
6,000	Goldcorp Inc.	Mar. 14/28	32,100
4,100	Goldcorp Inc.	Mar. 14/30	21,935
1,700	Goldcorp Inc.	Apr. 14/30	23,800
700	Halliburton Co.	Jan. 14/52.50	25,200
700	Halliburton Co.	Apr. 14/55	82,600
700	Halliburton Co.	May 14/53	145,250
2,500	Kinross Gold Corp.	Jan. 14/5	7,500
6,000	Kinross Gold Corp.	Feb. 14/4	300,000
4,000	Kinross Gold Corp.	Mar. 14/4	208,120
2,350	Kirkland Lake Gold Inc.(i)	Jan. 14/6	13,274
2,000	Kirkland Lake Gold Inc.(i)	Apr. 14/5	7,531
2,000	Kirkland Lake Gold Inc.(i)	Jul. 14/4	21,652
1,500	Kodiak Oil & Gas Corp.	Jan. 14/12.50	3,000
2,000	Kodiak Oil & Gas Corp.	Mar. 14/13	55,000
500	Kodiak Oil & Gas Corp.	Jun. 14/12	43,750
500	Kodiak Oil & Gas Corp.	Jun. 14/13	28,750
2,486	Lundin Mining Corp.(i)	Jan. 14/5	11,702
2,486	Lundin Mining Corp.(i)	Apr. 14/5	40,955
3,000	Lundin Mining Corp.(i)	Jul. 14/5	91,786

See accompanying notes to financial statements.

GAMCO Global Gold, Natural Resources & Income Trust by Gabelli

Schedule of Investments (Continued) — December 31, 2013

Number of Contracts		Expiration Date/ Exercise Price	Market Value
	OPTIONS CONTRACTS WRITTEN (g) (Continued)
	Call Options Written (Continued)
1,500	Marathon Oil Corp.	Jan. 14/36	$43,500
1,500	Marathon Oil Corp.	Feb. 14/36	124,500
1,400	Marathon Oil Corp.	Apr. 14/36	180,600
1,200	Marathon Petroleum Corp.	Jan. 14/72.50	2,034,900
600	Marathon Petroleum Corp.	Apr. 14/72.50	1,188,000
1,000	Murphy Oil Corp.	Jan. 14/62.50	270,000
2,648	Nabors Industries Ltd.	Jan. 14/18	35,748
1,100	National Oilwell Varco Inc.	Jan. 14/77.50	281,050
320	National Oilwell Varco Inc.	Mar. 14/80	82,512
320	National Oilwell Varco Inc.	Apr. 14/80	99,011
320	National Oilwell Varco Inc.	May 14/80	115,200
1,108	Newcrest Mining Ltd.(j)	Jan. 14/12.50	119
1,108	Newcrest Mining Ltd.(j)	Feb. 14/12.50	1,939
610,000	Newcrest Mining Ltd.(j)	Mar. 14/9	150,818
1,108	Newcrest Mining Ltd.(j)	Mar. 14/12.50	4,412
1,000	Newfield Exploration Co.	Mar. 14/25	147,500
1,000	Newfield Exploration Co.	Jun. 14/25	235,000
1,750	Newmont Mining Corp.	Jan. 14/33	3,500
750	Newmont Mining Corp.	Jan. 14/34	1,500
1,250	Newmont Mining Corp.	Jan. 14/37	2,500
1,250	Newmont Mining Corp.	Jan. 14/38	3,750
2,745	Newmont Mining Corp.	Feb. 14/33.50	6,506
1,000	Newmont Mining Corp.	Mar. 14/33	5,000
1,800	Newmont Mining Corp.	Apr. 14/32	25,668
1,000	Newmont Mining Corp.	Jun. 14/33	25,500
700	Noble Corp plc	Jan. 14/40	9,800
1,100	Noble Corp plc	Mar. 14/40	88,000
500	Occidental Petroleum Corp.	Jan. 14/90	277,500
450	Occidental Petroleum Corp.	Feb. 14/90	291,375
3,000	Osisko Mining Corp.(i)	Jan. 14/5	35,302
12,000	Osisko Mining Corp.(i)	Apr. 14/5	530,948
7,000	Osisko Mining Corp.(i)	Apr. 14/6	135,091
1,000	Peabody Energy Corp.	Jan. 14/20	38,000
500	Peabody Energy Corp.	Mar. 14/21	40,000
2,500	Petroleo Brasileiro SA, ADR	Jan. 14/17	2,500
2,500	Petroleo Brasileiro SA, ADR	Apr. 14/18	28,750
1,185	QEP Resources Inc.	Mar. 14/34	77,618
250	Randgold Resources Ltd., ADR	Jan. 14/75	1,000
1,640	Randgold Resources Ltd., ADR	Jan. 14/80	8,200
1,690	Randgold Resources Ltd., ADR	Mar. 14/80	89,570
1,550	Rio Tinto plc, ADR	Jan. 14/55	319,300
1,560	Rio Tinto plc, ADR	Apr. 14/57.50	352,560
1,550	Rio Tinto plc, ADR	Jul. 14/57.50	550,250
2,576	Royal Gold Inc.	Jan. 14/57.50	32,200
1,775	Royal Gold Inc.	Feb. 14/52.50	126,025
2,200	Royal Gold Inc.	Apr. 14/57.50	192,500

Number of Contracts		Expiration Date/ Exercise Price	Market Value
600	Schlumberger Ltd.	Jan. 14/85	$319,200
300	Schlumberger Ltd.	Jan. 14/87.50	103,500
1,000	Silver Wheaton Corp.	Jan. 14/22	11,000
1,000	Silver Wheaton Corp.	Jan. 14/25	1,000
3,000	Silver Wheaton Corp.	Feb. 14/25	28,500
1,000	Silver Wheaton Corp.	Mar. 14/22	81,000
1,000	Silver Wheaton Corp.	Mar. 14/25	25,000
350	SM Energy Co.	Feb. 14/85	124,250
300	SM Energy Co.	Mar. 14/85	143,796
300	SM Energy Co.	Apr. 14/85	171,987
350	SM Energy Co.	May 14/85	224,000
2,500	Statoil ASA, ADR	Jan. 14/22.50	385,000
2,500	Statoil ASA, ADR	Apr. 14/22.50	506,250
1,500	Suncor Energy Inc.	Jan. 14/36	36,000
2,000	Suncor Energy Inc.	Feb. 14/34	204,000
2,000	Suncor Energy Inc.	Mar. 14/34	398,000
2,000	Suncor Energy Inc.	Apr. 14/34	402,900
5,000	Talisman Energy Inc.	Jan. 14/13	25,000
5,000	Talisman Energy Inc.	Feb. 14/13	50,000
2,500	Talisman Energy Inc.	Mar. 14/12	117,300
2,500	Talisman Energy Inc.	Apr. 14/13	68,750
2,500	Talisman Energy Inc.	May 14/12.50	122,425
596	The Williams Companies Inc.	Jan. 14/36	159,132
1,250	The Williams Companies Inc.	Feb. 14/36	390,625
597	The Williams Companies Inc.	May 14/36	223,875
2	Total SA, ADR	Jan. 14/52.50	1,760
364	Transocean Ltd.	Feb. 14/50	53,508
740	Transocean Ltd.	Feb. 14/55	20,350
364	Transocean Ltd.	Mar. 14/50	57,810
750	Transocean Ltd.	Mar. 14/55	31,763
3,200	Turquoise Hill Resources Ltd.	Mar. 14/4	56,000
3,200	Turquoise Hill Resources Ltd.	Jun. 14/4	128,000
1,614	Vale SA, ADR	Jan. 14/16	19,368
600	Vale SA, ADR	Jan. 14/17	2,400
750	Vale SA, ADR	Jan. 14/18	1,500
997	Vale SA, ADR	Feb. 14/16	38,883
2,300	Vale SA, ADR	Mar. 14/17	75,900
750	Vale SA, ADR	Mar. 14/18	13,500
997	Vale SA, ADR	May 14/16	82,631
700	Valero Energy Corp.	Jan. 14/37	938,000
1,000	Western Refining Inc.	Jan. 14/35	735,000
800	Whiting Petroleum Corp.	Jan. 14/65	56,000
800	Whiting Petroleum Corp.	Mar. 14/67.50	164,000
200	Whiting Petroleum Corp.	Mar. 14/70	25,000
1,000	WPX Energy Inc.	Feb. 14/20	150,000
1,000	WPX Energy Inc.	May 14/20	225,000
2,500	Yamana Gold Inc.	Jan. 14/11	2,500
5,625	Yamana Gold Inc.	Feb. 14/10	73,125
6,125	Yamana Gold Inc.	Mar. 14/10	128,319

See accompanying notes to financial statements.

GAMCO Global Gold, Natural Resources & Income Trust by Gabelli

Schedule of Investments (Continued) — December 31, 2013

Number of Contracts		Expiration Date/ Exercise Price	Market Value
	OPTIONS CONTRACTS WRITTEN (g) (Continued)
	Call Options Written (Continued)
7,250	Yamana Gold Inc.	Apr. 14/11	$123,250

	TOTAL CALL OPTIONS WRITTEN
	(Premiums received $44,030,306)		29,850,716

	Put Options Written — (0.4)%
1,000	Carrizio Oil & Gas Inc.	Apr. 14/40	217,500
893	Cobalt International Energy Inc.	Jan. 14/20	321,480
1,128	Cobalt International Energy Inc.	Jan. 14/22.50	699,360
2,000	Franco-Nevada Corp.(i)	Jan. 14/40	160,000
2,000	Franco-Nevada Corp.(i)	Feb. 14/40	395,000
2,000	Franco-Nevada Corp.(i)	Apr. 14/40	590,000
1,500	Laredo Petroleum Inc.	Jan. 14/30	386,250
1,500	Laredo Petroleum Inc.	Apr. 14/30	607,500
4,000	Nabors Industries Ltd.	Jun. 14/15	284,000
1,500	Noble Corp plc	Jun. 14/36	337,500
750	Randgold Resources Ltd., ADR	Mar. 14/70	682,500
1,500	Vale SA, ADR	Mar. 14/15	114,000

	TOTAL PUT OPTIONS WRITTEN
	(Premiums received $4,044,674)		4,795,090

	TOTAL OPTIONS CONTRACTS WRITTEN
	(Premiums received $48,074,980)		$34,645,806

(a)	Securities, or a portion thereof, with a value of $293,504,715 were deposited with the broker as collateral for options written.
(b)	At December 31, 2013, the Fund held investments in restricted securities amounting to $3,900,766 or 0.33% of total investments, which were valued as follows:

Acquisition Shares/ Principal Amount	Issuer	Acquisition Date	Acquisition Cost	12/31/13 Carrying Value Per Share
62,500	Franco-Nevada Corp.	10/10/12	$3,633,809	$40.7531
$1,000,000	Energy XXI Bermuda Ltd., 3.000%, 12/15/18	11/19/13	1,000,000	0.9894
$600,000	Kirkland Lake Gold Inc., 7.500%, 12/31/17	10/17/12	611,154	0.6072
(c)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2013, the market value of Rule 144A securities amounted to $1,214,404 or 0.10% of total investments.

(d)	Principal amount denoted in Canadian Dollars.
(e)	Illiquid security.
(f)	At December 31, 2013, $154,260,000 of the principal amount was pledged as collateral for options written.
(g)	At December 31, 2013, the Fund had entered into over-the-counter Option Contracts Written with Pershing LLC and Morgan Stanley.
(h)	Exercise price denoted in British pence.
(i)	Exercise price denoted in Canadian dollars.
(j)	Exercise price denoted in Australian dollars.
†	Non-income producing security.
††	Represents annualized yield at date of purchase.
ADR American	Depositary Receipt

Geographic Diversification	%of Total Investments	Market Value
Long Positions
North America	77.2%	$913,067,719
Europe	14.8	175,216,606
Latin America	4.0	47,933,113
Asia/Pacific	2.8	33,224,578
South Africa	1.2	14,046,024

Total Investments	100.0%	$1,183,488,040

Short Positions
North America	(2.8)%	$(33,517,905)
Europe	(0.1)	(951,244)
Asia/Pacific	(0.0)	(157,289)
Latin America	(0.0)	(19,368)

Total Investments	(2.9)%	$(34,645,806)

See accompanying notes to financial statements.

GAMCO Global Gold, Natural Resources & Income Trust by Gabelli

Statement of Assets and Liabilities December 31, 2013

Assets:
Investments, at value (cost $1,641,946,415)	$1,183,488,040
Foreign currency, payable to custodian (cost $21,292)	21,370
Cash	3,428
Deposit at brokers	4,800,843
Receivable for investments sold	320,129
Dividends and interest receivable	545,556
Deferred offering expense	80,799
Prepaid expense	11,902

Total Assets	1,189,272,067

Liabilities:
Call options written (premiums received $44,030,306)	29,850,716
Put options written (premiums received $4,044,674)	4,795,090
Distributions payable	78,911
Payable for investments purchased	162,530
Payable for Fund shares redeemed	526,931
Payable for preferred shares repurchased	159,226
Payable for investment advisory fees	967,864
Payable for payroll expenses	100,534
Payable for accounting fees	3,750
Other accrued expenses	265,097

Total Liabilities	36,910,649

Preferred Shares:
Series B Cumulative Preferred Shares (5.000%, $25 liquidation value, $0.001 par value, 4,000,000 shares authorized with 3,787,726 shares issued and outstanding)	94,693,150

Net Assets Attributable to Common Shareholders	$1,057,668,268

Net Assets Attributable to Common Share holders Consist of:
Paid-in capital	$1,560,994,477
Distributions in excess of net investment income	(1,156,973)
Distributions in excess of net realized gain on investments, securities sold short, written options, and foreign currency transactions	(57,139,931)
Net unrealized depreciation on investments	(458,458,375)
Net unrealized appreciation on written options.	13,429,174
Net unrealized depreciation on foreign currency translations	(104)

Net Assets	$1,057,668,268

Net Asset Value per Common Share:
($1,057,668,268 ÷ 106,430,420 shares outstanding at $0.001 par value; unlimited number of shares authorized)	$9.94

Statement of Operations For the Year Ended December 31, 2013

Investment Income:
Dividends (net of foreign withholding taxes of $1,497,958)	$20,033,552
Interest	626,904

Total Investment Income	20,660,456

Expenses:
Investment advisory fees	12,499,653
Shareholder communications expenses	358,073
Payroll expenses	245,064
Trustees’ fees	221,500
Custodian fees	118,204
Legal and audit fees	75,173
Offering expense for issuance of common shares	48,681
Accounting fees	45,000
Shareholder services fees	31,362
Interest expense	764
Miscellaneous expenses	195,834

Total Expenses	13,839,308

Net Investment Income	6,821,148

Net Realized and Unrealized Gain/(Loss) on Investments, Securities Sold Short, Written Options, and Foreign Currency:
Net realized loss on investments	(41,876,570)
Net realized loss on securities sold short	(2,222)
Net realized gain on written options	106,003,658
Net realized loss on foreign currency transactions	(213,589)

Net realized gain on investments, securities sold short, written options, and foreign currency transactions	63,911,277

Net change in unrealized appreciation/ depreciation:
on investments	(256,135,485)
on written options	1,019,932
on foreign currency translations	11,848

Net change in unrealized appreciation/ depreciation on investments, written options, and foreign currency translations	(255,103,705)

Net Realized and Unrealized Gain/(Loss) on Investments, Securities Sold Short, Written Options, and Foreign Currency	(191,192,428)

Net Decrease in Net Assets Resulting from Operations	(184,371,280)

Total Distributions to Preferred Shareholders	(5,530,066)

Net Decrease in Net Assets Attributable to Common Shareholders Resulting from Operations	$(189,901,346)

See accompanying notes to financial statements.

GAMCO Global Gold, Natural Resources & Income Trust by Gabelli

Statement of Changes in Net Assets Attributable to Common Shareholders

	Year Ended December 31, 2013	Year Ended December 31, 2012
Operations:
Net investment income	$6,821,148	$4,032,086
Net realized gain on investments, securities sold short, written options, and foreign currency transactions	63,911,277	105,642,365
Net change in unrealized depreciation on investments, written options, and foreign currency translations	(255,103,705)	(92,409,159)

Net Increase/(Decrease) in Net Assets Resulting from Operations	(184,371,280)	17,265,292

Distributions to Preferred Shareholders:
Net investment income	(380,173)	(98,207)
Net realized short term gain	(5,149,893)	(5,588,930)
Net realized long term gain	—	(882,668)

Total Distributions to Preferred Shareholders	(5,530,066)	(6,569,805)

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders Resulting from Operations	(189,901,346)	10,695,487

Distributions to Common Shareholders:
Net investment income	(5,730,386)	(1,788,552)
Net realized short term gain	(77,624,837)	(101,785,366)
Net realized long term gain	—	(16,075,107)
Return of capital	(65,970,076)	(20,768,374)

Total Distributions to Common Shareholders	(149,325,299)	(140,417,399)

Fund Share Transactions:
Net increase in net assets from common shares issued in offering	62,066,000	342,349,325
Increase in net assets from common shares issued upon reinvestment of distributions.	8,703,808	9,844,212
Net decrease in net assets from repurchase of common shares	(1,137,377)	—
Offering costs for preferred shares charged to paid-in capital	(3,320,070)	—
Increase in net assets from repurchase of preferred shares	983,493	—

Net Increase in Net Assets from Fund Share Transactions	67,295,854	352,193,537

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders	(271,930,791)	222,471,625

Net Assets Attributable to Common Shareholders:
Beginning of period	1,329,599,059	1,107,127,434

End of period (including undistributed net investment income of $0 and $0, respectively)	$1,057,668,268	$1,329,599,059

See accompanying notes to financial statements.

GAMCO Global Gold, Natural Resources & Income Trust by Gabelli

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year.

	Year Ended December 31,
	2013		2012		2011		2010	2009
Operating Performance:
Net asset value, beginning of year	$13.26		$14.70		$18.25		$15.91	$10.39

Net investment income	0.07		0.11		0.11		0.17	0.12
Net realized and unrealized gain/(loss) on investments, swap contracts, written options, and foreign currency transactions	(1.89)		(0.01)		(2.00)		3.61	7.06

Total from investment operations	(1.82)		0.10		(1.89)		3.78	7.18

Distributions to Preferred Shareholders: (a)
Net investment income	(0.00	)(b)	(0.00	)(b)	(0.00	)(b)	(0.03)	(0.11)
Net realized gain	(0.05)		(0.07)		(0.10)		(0.12)	(0.18)

Total distributions to preferred shareholders	(0.05)		(0.07)		(0.10)		(0.15)	(0.29)

Distributions to Common Shareholders:
Net investment income	(0.06)		(0.02)		(0.09)		(0.31)	(0.26)
Net realized gain	(0.75)		(1.36)		(1.54)		(1.37)	(0.45)
Return of capital	(0.63)		(0.24)		(0.05)		—	(0.97)

Total distributions to common shareholders	(1.44)		(1.62)		(1.68)		(1.68)	(1.68)

Fund Share Transactions:
Increase in net asset value from issuance of common shares	0.01		0.15		0.12		0.39	0.31
Decrease in net asset value from repurchases of common shares	(0.00	)(b)	—		—		—	0.00 (b)
Increase in net asset value from repurchase of preferred shares	0.01		—		—		—	—
Offering costs for preferred shares charged to paid-in capital	(0.03)		—		—		—	—

Total Fund share transactions	(0.01)		0.15		0.12		0.39	0.31

Net Asset Value, End of Year	$9.94		$13.26		$14.70		$18.25	$15.91

NAV total return †	(14.62)%		1.36%		(11.00)%		27.25%	74.36%

Market value, end of year	$9.02		$12.80		$14.11		$19.27	$16.34

Investment total return ††	(19.51)%		1.82%		(18.98)%		30.77%	40.14%

See accompanying notes to financial statements.

GAMCO Global Gold, Natural Resources & Income Trust by Gabelli

Financial Highlights (Continued)

Selected data for a share of beneficial interest outstanding throughout each year.

	Year Ended December 31,
	2013	2012	2011	2010	2009
Ratios to Average Net Assets and Supplemental Data:
Net assets including liquidation value of preferred shares, end of year (in 000’s)	$1,152,361	$1,428,491	$1,206,020	$1,119,246	$620,047
Net assets attributable to common shares, end of year (in 000’s)	$1,057,668	$1,329,599	$1,107,127	$1,020,354	$521,155
Ratio of net investment income to average net assets attributable to common shares	0.59%	0.33%	0.16%	0.41%	1.44%
Ratio of operating expenses to average net assets attributable to common shares	1.20%	1.22%	1.27%	1.33%	1.78%
Ratio of operating expenses to average net assets including liquidation value of preferred shares	1.11%	1.12%	1.16%	1.17%	1.35%
Portfolio turnover rate	83.7%	47.4%	66.4%	51.5%	61.0%
Preferred Shares:
6.625% Series A Cumulative Preferred Shares
Liquidation value, end of year (in 000’s)	—	$98,892	$98,892	$98,892	$98,892
Total shares outstanding (in 000’s)	—	3,956	3,956	3,956	3,956
Liquidation preference per share	—	$25.00	$25.00	$25.00	$25.00
Average market value (c)	—	$25.79	$26.10	$26.01	$24.60
Asset coverage per share	—	$361.12	$304.88	$282.95	$156.75
Asset coverage	—	1,444%	1,220%	1,132%	627%
5.000% Series B Cumulative Preferred Shares
Liquidation value, end of year (in 000’s)	$94,693	—	—	—	—
Total shares outstanding (in 000’s)	3,788	—	—	—	—
Liquidation preference per share	$25.00	—	—	—	—
Average market value (c)	$21.00	—	—	—	—
Asset coverage per share	$304	—	—	—	—
Asset coverage	1,217%	—	—	—	—

†	Based on net asset value per share, adjusted for reinvestment of distributions at the net asset value per share on the ex-dividend dates.
††	Based on market value per share, adjusted for reinvestment of distributions at prices obtained under the Fund’s dividend reinvestment plan.
(a)	Calculated based upon average common shares outstanding on the record dates throughout the years.
(b)	Amount represents less than $0.005 per share.
(c)	Based on weekly prices.

See accompanying notes to financial statements.

GAMCO Global Gold, Natural Resources & Income Trust by Gabelli

Notes to Financial Statements

1. Organization. GAMCO Global Gold, Natural Resources & Income Trust by Gabelli (the “Fund”) is a non-diversified closed-end management investment company organized as a Delaware statutory trust on January 4, 2005 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Investment operations commenced on March 31, 2005.

The Fund’s primary investment objective is to provide a high level of current income. The Fund’s secondary investment objective is to seek capital appreciation consistent with the Fund’s strategy and its primary objective. The Fund will attempt to achieve its objectives, under normal market conditions, by investing 80% of its assets in equity securities of companies principally engaged in the gold and natural resources industries. As part of its investment strategy, the Fund intends to earn income through an option strategy of writing (selling) covered call options on equity securities in its portfolio. The Fund anticipates that it will invest at least 25% of its assets in the equity securities of companies principally engaged in the exploration, mining, fabrication, processing, distribution, or trading of gold, or the financing, managing and controlling, or operating of companies engaged in “gold related” activities (“Gold Companies”). In addition, the Fund anticipates that it will invest at least 25% of its assets in the equity securities of companies principally engaged in the exploration, production, or distribution of natural resources, such as gas and oil, paper, food and agriculture, forestry products, metals, and minerals as well as related transportation companies and equipment manufacturers (“Natural Resources Companies”). The Fund may invest in the securities of companies located anywhere in the world.

The Fund may invest a high percentage of its assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Fund may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility to the Fund’s NAV and a magnified effect in its total return.

2. Significant Accounting Policies. The Fund’s financial statements are prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount

GAMCO Global Gold, Natural Resources & Income Trust by Gabelli

Notes to Financial Statements (Continued)

does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1 — quoted prices in active markets for identical securities;

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities and other financial instruments by inputs used to value the Fund’s investments as of December 31, 2013 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Total Market Value at 12/31/13
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Energy and Energy Services	$520,156,843	—	$520,156,843
Metals and Mining	452,656,745	$12,860,144	465,516,889

Total Common Stocks	972,813,588	12,860,144	985,673,732

Convertible Corporate Bonds(a)	—	4,692,826	4,692,826
Corporate Bonds(a)	—	3,137,750	3,137,750
U.S. Government Obligations	—	189,983,732	189,983,732

TOTAL INVESTMENTS IN SECURITIES – ASSETS	$972,813,588	$210,674,452	$1,183,488,040

GAMCO Global Gold, Natural Resources & Income Trust by Gabelli

Notes to Financial Statements (Continued)

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Total Market Value at 12/31/13
INVESTMENTS IN SECURITIES:
LIABILITIES (Market Value):
EQUITY CONTRACTS:
Call Options Written	$(10,578,234)	$(19,272,482)	$(29,850,716)
Put Options Written	(2,168,000)	(2,627,090)	(4,795,090)
TOTAL INVESTMENTS IN SECURITIES – LIABILITIES	$(12,746,234)	$(21,899,572)	$(34,645,806)

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

The Fund did not have material transfers between Level 1 and Level 2 during the year ended December 31, 2013. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds is ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common and preferred equities, warrants, options, rights, and fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of increasing the income of the Fund. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other

GAMCO Global Gold, Natural Resources & Income Trust by Gabelli

Notes to Financial Statements (Continued)

contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

Collateral requirements differ by type of derivative. Collateral requirements are set by the broker or exchange clearing house for exchange traded derivatives, while collateral terms are contract specific for derivatives traded over-the-counter. Securities pledged to cover obligations of the Fund under derivative contracts are noted in the Schedule of Investments. Cash collateral, if any, pledged for the same purpose will be reported separately in the Statement of Assets and Liabilities.

The Fund’s policy with respect to offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

The Fund’s derivative contracts held at December 31, 2013, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

Options. The Fund may purchase or write call or put options on securities or indices for the purpose of increasing the income of the Fund. As a writer of put options, the Fund receives a premium at the outset and then bears the risk of unfavorable changes in the price of the financial instrument underlying the option. The Fund would incur a loss if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. The Fund would realize a gain, to the extent of the premium, if the price of the financial instrument increases between those dates. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a written put option is exercised, the premium reduces the cost basis of the security.

As a purchaser of put options, the Fund pays a premium for the right to sell to the seller of the put option the underlying security at a specified price. The seller of the put has the obligation to purchase the underlying security upon exercise at the exercise price. If the price of the underlying security declines, the Fund would realize a gain upon sale or exercise. If the price of the underlying security increases or stays the same, the Fund would realize a loss upon sale or at the expiration date, but only to the extent of the premium paid.

In the case of call options, the exercise prices are referred to as “in-the-money,” “at-the-money,” and “out-of-the-money,” respectively. The Fund may write (a) in-the-money call options when the Adviser expects that the price of the underlying security will remain stable or decline during the option period, (b) at-the-money call options when the Adviser expects that the price of the underlying security will remain stable, decline, or advance moderately during the option period, and (c) out-of-the-money call options when the Adviser expects that the premiums received from writing the call option will be greater than the appreciation in the price of the underlying security above the exercise price. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. Out-of-the-money, at-the-money, and in-the-money put options (the reverse of call options as to the relation of exercise price to market price)

GAMCO Global Gold, Natural Resources & Income Trust by Gabelli

Notes to Financial Statements (Continued)

may be utilized in the same market environments that such call options are used in equivalent transactions. Option positions at December 31, 2013 are reflected within the Schedule of Investments.

The Fund’s volume of activity in equity options contracts during the year ended December 31, 2013 had an average monthly market value of approximately $46,896,207. Please refer to Note 4 for option activity during the year ended December 31, 2013.

At December 31, 2013, the Fund’s derivative liabilities (by type) are as follows:

	Gross Amounts of Recognized Liabilities Presented in the Statement of Assets and Liabilities	Gross Amounts Available for Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Liabilities
Written Options	$34,645,806	—	$34,645,806

The following table presents the Fund’s derivative liabilities by counterparty net of the amount available for offset under a master netting agreement, and net of the related collateral received by the Fund as of December 31, 2013:

		Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Counterparty
Pershing LLC	$31,967,996	$(31,967,996)	—	—
Morgan Stanley	2,677,810	(2,677,810)	—	—

Total	$34,645,806	$(34,645,806)	—	—

As of December 31, 2013, the value of equity option positions can be found in the Statement of Assets and Liabilities under Liabilities, Call options written and Put options written. For the year ended December 31, 2013, the effect of equity option positions can be found in the Statement of Operations under Net Realized and Unrealized Gain/(Loss) on Investments, Written Options, and Foreign Currency, Net realized gain on written options and Net change in unrealized appreciation/depreciation on written options.

Limitations on the Purchase and Sale of Futures Contracts, Certain Options, and Swaps. Subject to the guidelines of the Board, the Fund may engage in “commodity interest” transactions (generally, transactions in futures, certain options, certain currency transactions, and certain types of swaps) only for bona fide hedging or other permissible transactions in accordance with the rules and regulations of the Commodity Futures Trading Commission (“CFTC”). Pursuant to amendments by the CFTC to Rule 4.5 under the Commodity Exchange Act (“CEA”), the Adviser has filed a notice of exemption from registration as a “commodity pool operator” with respect to the Fund. The Fund and the Adviser are therefore not subject to registration or regulation as a commodity pool operator under the CEA. In addition, certain trading restrictions are now applicable to the Fund as of January 1, 2013. These trading restrictions permit the Fund to engage in commodity interest transactions that include (i) “bona fide hedging” transactions, as that term is defined and interpreted by the CFTC and its

GAMCO Global Gold, Natural Resources & Income Trust by Gabelli

Notes to Financial Statements (Continued)

staff, without regard to the percentage of the Fund’s assets committed to margin and options premiums and (ii) non-bona fide hedging transactions, provided that the Fund does not enter into such non-bona fide hedging transactions if, immediately thereafter, either (a) the sum of the amount of initial margin deposits on the Fund’s existing futures positions or swaps positions and option or swaption premiums would exceed 5% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions, or (b) the aggregate net notional value of the Fund’s commodity interest transactions would not exceed 100% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions. Therefore, in order to claim the Rule 4.5 exemption, the Fund is limited in its ability to invest in commodity futures, options, and certain types of swaps (including securities futures, broad based stock index futures, and financial futures contracts). As a result, in the future, the Fund will be more limited in its ability to use these instruments than in the past, and these limitations may have a negative impact on the ability of the Adviser to manage the Fund, and on the Fund’s performance.

Securities Sold Short. The Fund may enter into short sale transactions. Short selling involves selling securities that may or may not be owned and, at times, borrowing the same securities for delivery to the purchaser, with an obligation to replace such borrowed securities at a later date. The proceeds received from short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of an open short position on the day of determination. The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis. The broker retains collateral for the value of the open positions, which is adjusted periodically as the value of the position fluctuates. At December 31, 2013, there were no short sales outstanding.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

GAMCO Global Gold, Natural Resources & Income Trust by Gabelli

Notes to Financial Statements (Continued)

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Custodian Fee Credits and Interest Expense. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “Custodian fee credits.” When cash balances are overdrawn, the Fund is charged an overdraft fee equal to 110% of the 90 day Treasury Bill rate on outstanding balances. This amount, if any, would be included in the Statement of Operations.

Distributions to Shareholders. Distributions to common shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences are primarily due to investment in foreign passive investment companies, defaulted securities adjustment, and foreign currency realized gains and losses. These reclassifications have no impact on the NAV of the Fund. For the year ended December 31, 2013, reclassifications were made to decrease distributions in excess of net investment income by $2,365,063, and increase distributions in excess of net realized gain on investments, securities sold short, written options, and foreign currency transactions by $2,316,383, with an offsetting adjustment to paid-in-capital.

Distributions to shareholders of the Fund’s 6.625% Series A Cumulative Preferred Shares (“Series A Preferred”) and 5.000% Series B Cumulative Preferred Shares (“Series B Preferred”) were accrued on a daily basis.

The tax character of distributions paid during the years ended December 31, 2013 and 2012 was as follows:

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Common	Preferred	Common	Preferred
Distributions paid from:
Ordinary income (inclusive of shortterm capital gains)	$83,355,223	$5,530,066	$103,573,918	$5,687,137
Net long term capital gains	—	—	16,075,107	882,668
Return of capital	65,970,076	—	20,768,374	—

Total distributions paid	$149,325,299	$5,530,066	$140,417,399	$6,569,805

GAMCO Global Gold, Natural Resources & Income Trust by Gabelli

Notes to Financial Statements (Continued)

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

As of December 31, 2013, the components of accumulated earnings/losses on a tax basis were as follows:

Net unrealized depreciation on investments, written options, and foreign currency translations	$(483,662,812)
Qualified late year loss deferral*	(19,584,486)
Other temporary differences**	(78,911)

Total	$(503,326,209)

*

Under the current law, qualified late year losses realized after October 31 and prior to the Fund’s year end may be elected as occurring on the first day of the following year. For the year ended December 31, 2013, the Fund elected to defer $12,405, and $19,572,081 of late year ordinary losses and long term capital losses, respectively.

**	Other temporary differences are primarily due to adjustments on preferred share class distribution payables.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward for an unlimited period capital losses incurred. As a result of the rule, post-enactment capital losses that are carried forward will retain their character as either short term or long term capital losses rather than being considered all short term as under previous law.

At December 31, 2013, the differences between book basis and tax basis appreciation/depreciation were primarily due to deferral of wash sales for tax puposes and mark-to-market adjustments on passive foreign investment companies.

The following summarizes the tax cost of investments, written options, and the related net unrealized appreciation/depreciation at December 31, 2013:

	Cost/ Premiums	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ Depreciation
Investments	$1,680,868,461	$10,929,358	$(508,309,779)	$(497,380,421)
Written options	(48,074,980)	22,595,686	(9,166,512)	13,429,174

		$33,525,044	$(517,476,291)	$(483,951,247)

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the year ended December 31, 2013, the Fund did not incur any income tax, interest, or penalties. As of December 31, 2013, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. Tax years ended December 31, 2010 through December 31, 2013 remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

GAMCO Global Gold, Natural Resources & Income Trust by Gabelli

Notes to Financial Statements (Continued)

3. Agreements and Transactions with Affiliates. The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed weekly and paid monthly, equal on an annual basis to 1.00% of the value of the Fund’s average weekly net assets including the liquidation value of preferred shares. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio and oversees the administration of all aspects of the Fund’s business and affairs.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement between the Fund and the Adviser. During the year ended December 31, 2013, the Fund paid or accrued $45,000 to the Adviser in connection with the cost of computing the Fund’s NAV.

As per the approval of the Board, the Fund compensates officers of the Fund, who are employed by the Fund and are not employed by the Adviser (although the officers may receive incentive based variable compensation from affiliates of the Adviser). For the year ended December 31, 2013, the Fund paid or accrued $245,064 in payroll expenses in the Statement of Operations.

The Fund pays each Trustee who is not considered an affiliated person an annual retainer of $15,000 plus $2,000 for each Board meeting attended. Each Trustee is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $1,000 per meeting attended, the Audit Committee Chairman receives an annual fee of $3,000, the Nominating Committee Chairman and the Lead Trustee each receive an annual fee of $2,000. A Trustee may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Trustees who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

4. Portfolio Securities. Purchases and sales of securities during the year ended December 31, 2013, other than short term securities and U.S. Government obligations, aggregated $1,014,097,111 and $935,700,613, respectively.

Written options activity for the Fund for the year ended December 31, 2013 was as follows:

	Number of Contracts	Premiums
Options outstanding at December 31, 2012	443,629	$53,189,707
Stock splits on options.	1,250	—
Options written	3,392,880	180,722,050
Options repurchased	(692,108)	(67,904,177)
Options expired	(1,616,954)	(71,158,860)
Options exercised	(500,711)	(46,773,740)

Options outstanding at December 31, 2013	1,027,986	$48,074,980

5. Capital. The Fund is authorized to issue an unlimited number of common shares of beneficial interest (par value $0.001). The following table summarizes the data relating to the “at the market” offering of the Fund’s common shares:

GAMCO Global Gold, Natural Resources & Income Trust by Gabelli

Notes to Financial Statements (Continued)

Year	Shares Issued	Net Proceeds	Sales Manager Commissions	Offering Expenses	Net Proceeds in Excess of NAV
2013	5,474,071	$62,066,000	$574,710	$48,681	$1,438,249
2012	24,262,186	342,349,325	3,022,059	114,456	12,795,059

The Board has authorized the repurchase of its common shares in the open market when the shares are trading at a discount of 7.5% or more (or such other percentage as the Board may determine from time to time) from the NAV of the shares. During the year ended December 31, 2013, the Fund repurchased and retired 127,045 common shares in the open market at a cost of $1,137,377 and an average discount of approximately 9.29% from its NAV. During the year ended December 31, 2012, the Fund did not repurchase any common shares of beneficial interest.

Pursuant to its current $350,000,000 shelf registration enabling the Fund to offer additional common and preferred shares, on May 7, 2013, the Fund received net proceeds of $96,679,930 (after deduction of $3,150,000 of underwriting fees and offering expenses of $170,070) from the offering in connection with the issuance of 4,000,000 Series B Preferred. The Series B Preferred will be callable at anytime at the liquidation value of $25 per share plus accrued dividends following the expiration of the five year call protection on May 7, 2018. The Board has authorized the repurchase of the Series B Preferred in the open market at prices less than the $25 liquidation value per share. During the year ended December 31, 2013, the Fund repurchased and retired 212,274 of the Series B Preferred in the open market at a cost of $4,323,407 and an average discount of approximately 18.57% from its liquidation preference. At December 31, 2013, 3,787,726 Series B Preferred were outstanding and accrued dividends amounted to $78,911.

The Series B Preferred is senior to the common shares and results in the financial leveraging of the common shares. Such leveraging tends to magnify both the risks and opportunities to common shareholders. Dividends on the Series B Preferred are cumulative. The Fund is required by the 1940 Act and by the Statement of Preferences to meet certain asset coverage tests with respect to the Series B Preferred. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Series B Preferred at the redemption price of $25 per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet the requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to common shareholders and could lead to sales of portfolio securities at inopportune times. The income received on the Fund’s assets may vary in a manner unrelated to the fixed rate, which could have either a beneficial or detrimental impact on net investment income and gains available to common shareholders.

The Fund redeemed a portion of shares of its Series A Preferred on April 11, 2013 and the remainder on June 12, 2013, including dividends accrued to the respective redemption dates. All of the Fund’s Series A Preferred have been retired. During the year ended December 31, 2012, the Fund did not repurchase any shares of Series A Preferred.

The holders of Preferred Shares generally are entitled to one vote per share held on each matter submitted to a vote of shareholders of the Fund and will vote together with holders of common shares as a single class. The holders of Preferred Shares voting together as a single class also have the right currently to elect two Trustees and under certain circumstances are entitled to elect a majority of the Board of Trustees. In addition,

GAMCO Global Gold, Natural Resources & Income Trust by Gabelli

Notes to Financial Statements (Continued)

the affirmative vote of a majority of the votes entitled to be cast by holders of all outstanding shares of the Preferred Shares, voting as a single class, will be required to approve any plan of reorganization adversely affecting the Preferred Shares, and the approval of two-thirds of each class, voting separately, of the Fund’s outstanding voting shares must approve the conversion of the Fund from a closed-end to an open-end investment company. The approval of a majority (as defined in the 1940 Act) of the outstanding Preferred Shares and a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities are required to approve certain other actions, including changes in the Fund’s investment objectives or fundamental investment policies.

As of December 31, 2013, after considering the issuance of common shares and the Series B Preferred, the Fund had approximately $198 million available for issuance under the current shelf offering.

Transactions in common shares of beneficial interest were as follows:

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Amount	Shares	Amount
Shares issued pursuant to shelf offerings	5,474,071	$62,066,000	24,262,186	$342,349,325
Net increase from shares issued upon reinvestment of distributions	784,293	8,703,808	700,466	9,844,212
Net decrease from shares repurchased	(127,045)	(1,137,377)	—	—

Total	6,131,319	$69,632,431	24,962,652	$352,193,537

G.research, Inc., an affiliate of the Adviser, acted as sales manager for all of the offerings and collected sales manager commissions of $574,710 for the year ended December 31, 2013 and $3,022,059 in 2012.

6. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

7. Other Matters. On April 24, 2008, the Adviser entered into a settlement with the SEC to resolve an inquiry regarding prior frequent trading in shares of the GAMCO Global Growth Fund (the “Global Growth Fund”) by one investor who was banned from the Global Growth Fund in August 2002. Under the terms of the settlement, the Adviser, without admitting or denying the SEC’s findings and allegations, paid $16 million (which included a $5 million civil monetary penalty). On the same day, the SEC filed a civil action in the U.S. District Court for the Southern District of New York against the Executive Vice President and Chief Operating Officer of the Adviser, alleging violations of certain federal securities laws arising from the same matter. The officer, who also is an officer of the Global Growth Fund and other funds in the Gabelli/GAMCO complex, including this Fund, denies the allegations and is continuing in his positions with the Adviser and the funds. The settlement by the Adviser did not have, and the resolution of the action against the officer is not expected to have, a material adverse impact on the Adviser or its ability to fulfill its obligations under the Advisory Agreement.

8. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

GAMCO GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST by Gabelli

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

GAMCO Global Gold, Natural Resources Income Trust by Gabelli:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GAMCO Global Gold, Natural Resources & Income Trust by Gabelli, formerly Gabelli Global Gold, Natural Resources & Income Trust (hereafter referred to as the “Fund”) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 24, 2014

GAMCO GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST by Gabelli

Additional Fund Information (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees. Information pertaining to the Trustees and officers of the Fund is set forth below. The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to GAMCO Global Gold, Natural Resources & Income Trust by Gabelli at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]		Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee[4]

INTERESTED TRUSTEE[3] :
Salvatore M. Salibello Trustee Age: 68	Since 2005	**	3	Certified Public Accountant and Former Managing Partner of the public accounting firm Salibello & Broder LLP (1978-2012); Partner of BDO USA, LLP since 2012	Director of Kid Brands, Inc. (group of companies in infant and juvenile products)

INDEPENDENT TRUSTEES[5] :
Anthony J. Colavita Trustee Age: 78	Since 2005	*	36	President of the law firm of Anthony J. Colavita, P.C.	—
James P. Conn Trustee Age: 75	Since 2005	**	20	Former Managing Director and Chief Investment Officer of Financial Security Assurance Holdings Ltd. (insurance holding company) (1992-1998)	Director of First Republic Bank (banking) through January 2008

Mario d’Urso Trustee Age: 73	Since 2005	***	5	Chairman of Mittel Capital Markets S.p.A.,(2001-2008); Senator in the Italian Parliament (1996-2001)	—

Vincent D. Enright Trustee Age: 70	Since 2005	***	17	Former Senior Vice President and Chief Financial Officer of KeySpan Corporation (public utility) (1994-1998)	Director of Echo Therapeutics, Inc.(therapeutics and diagnostics); Director of the LGL Group, Inc., and Director of Aphton Corporation (pharmaceuticals) until September 2006

Frank J. Fahrenkopf, Jr. Trustee Age: 74	Since 2005	*	7	Former President and Chief Executive Officer of the American Gaming Association (1995-2013); Co-Chairman of the Commission on Presidential Debates; Former Chairman of the Republican National Committee (1983- 1989)	Director of First Republic Bank (banking)

Michael J. Melarkey Trustee Age: 64	Since 2005	***	5	Partner in the law firm of Avansino, Melarkey, Knobel, Mulligan & McKenzie; Owner, Pioneer Crossing Casino Group	Director of Southwest Gas Corporation (natural gas utility)

Anthonie C. van Ekris Trustee Age: 79	Since 2005	**	20	Chairman of BALMAC International, Inc. (commodities and futures trading)	—

Salvatore J. Zizza Trustee Age: 68	Since 2005	*	30	Chairman (since 1978) of Zizza & Associates Corp. (financial consulting); Chairman (since 2005) of Metropolitan Paper Recycling, Inc. (recycling); Chairman (since 1999) of Harbor BioSciences, Inc. (biotechnology)	Director and Vice Chairman of Trans-Lux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceuticals); Chairman of Bion Environmental Technologies (technology); Director, Chairman, and CEO of General Employment Enterprises (staffing services) (2009-2012)

GAMCO GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST by Gabelli

Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years
OFFICERS:
Bruce N. Alpert President Age: 62	Since 2005	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988 and Officer of registered investment companies in the Gabelli/GAMCO Funds Complex; Director of Teton Advisors, Inc. 1998 - 2012; Chairman of Teton Advisors, Inc. July 2008 - 2010; President of Teton Advisors, Inc. 1998 - 2008; Senior Vice President of GAMCO Investors, Inc. since 2008.

Andrea R. Mango Secretary Age: 41	Since November 2013	Counsel- Gabelli Funds, LLC since August 2013; Corporate Vice President of New York Life Insurance Company (May 2011 to March 2013); Vice President Counsel of Deutsche Asset Management (2006 to 2011)

Agnes Mullady Treasurer Age: 55	Since 2006	President and Chief Operating Officer of the Open-End Fund Division of Gabelli Funds, LLC since September 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Officer of all of the registered investment companies in the Gabelli/GAMCO Funds Complex

Richard J. Walz Chief Compliance Officer Age: 54	Since November 2013	Chief Compliance Officer of the Gabelli open-end and closed-end funds since 2013; Chief Compliance Officer at AEGON USA Investment Management, LLC (2011 to 2013); Chief Compliance Officer at Cutwater Asset Management (2004 to 2011)

Carter W. Austin Vice President Age: 47	Since 2005	Vice President and/or Ombudsman of closed-end funds within the Gabelli/GAMCO Funds Complex; Vice President of Gabelli Funds, LLC since 1996

Molly A.F. Marion Vice President and Ombudsman Age: 60	Since 2005	Vice President and/or Ombudsman of closed-end funds within the Gabelli/GAMCO Funds complex

Laurissa M. Martire Vice President and Ombudsman Age: 37	Since 2010	Vice President and/or Ombudsman of closed-end funds within the Gabelli/GAMCO Funds complex

David I. Schachter Vice President Age: 60	Since 2011	Vice President and/or Ombudsman of other closed-end funds within the Gabelli/GAMCO Funds Complex; Vice President of G.research, Inc. since 1999

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]

The Fund’s Board of Trustees is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:

* – Term expires at the Fund’s 2014 Annual Meeting of Shareholders or until their successors are duly elected and qualified.
** – Term expires at the Fund’s 2015 Annual Meeting of Shareholders or until their successors are duly elected and qualified.
*** – Term expires at the Fund’s 2016 Annual Meeting of Shareholders or until their successors are duly elected and qualified.
Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.
[3]

“Interested person” of the Fund as defined in the 1940 Act. Mr. Salibello may be considered an “interested person” of the Fund as a result of being a partner in an accounting firm that provides professional services to affiliates of the Adviser.

[4]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[5]	Trustees who are not interested persons are considered “Independent” Trustees.

GAMCO GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST by Gabelli

INCOME TAX INFORMATION (Unaudited)

December 31, 2013

Cash Dividends and Distributions

Payable Date	Record Date	Total Amount Paid Per Share (a)	Ordinary Investment Income (a)	Long Term Capital Gains (a)	Return of Capital (b)	Dividend Reinvestment Price
Common Stock
01/24/13	01/16/13	$0.12000	$0.06872	—	$0.05128	$13.23000
02/21/13	02/13/13	0.12000	0.06872	—	0.05128	12.25000
03/21/13	03/14/13	0.12000	0.06872	—	0.05128	12.20000
04/23/13	04/16/13	0.12000	0.06872	—	0.05128	10.74000
05/23/13	05/16/13	0.12000	0.06872	—	0.05128	10.89000
06/21/13	06/14/13	0.12000	0.06872	—	0.05128	10.07000
07/24/13	07/17/13	0.12000	0.06872	—	0.05128	10.55000
08/23/13	08/16/13	0.12000	0.06872	—	0.05128	10.91000
09/23/13	09/16/13	0.12000	0.06872	—	0.05128	10.55000
10/24/13	10/17/13	0.12000	0.06872	—	0.05128	10.72000
11/21/13	11/14/13	0.12000	0.06872	—	0.05128	9.54470
12/19/13	12/13/13	0.12000	0.06872	—	0.05128	8.92990

		$1.44000	$0.82462	—	$0.61538

6.625% Series A Cumulative Preferred Stock

03/26/13	03/19/13	$0.41406	$0.41406	—
04/11/13	04/11/13	0.06900	0.06900	—
06/12/13	06/12/13	0.35425	0.35425	—

		$0.83731	$0.83731	—

5.000% Series B Cumulative Preferred Stock

06/26/13	06/19/13	$0.17014	$0.17014	—
09/26/13	09/19/13	0.31250	0.31250	—
12/26/13	12/18/13	0.31250	0.31250	—

		$0.79514	$0.79514	—

A Form 1099-DIV has been mailed to all shareholders of record which sets forth specific amounts to be included in your 2013 tax returns. Ordinary distributions include net investment income and realized net short term capital gains. Ordinary income is reported in box 1a of Form 1099-DIV. Capital gain distributions are reported in box 2a of Form 1099-DIV.

There were no long term gain distributions for the fiscal year ended December 31, 2013.

Corporate Dividends Received Deduction, Qualified Dividend Income, and U.S. Government Securities Income

In 2013, the Fund paid to common and Series A and Series B Cumulative Preferred shareholders ordinary income dividends of $0.82462, $0.83731 and $0.79514 per share, respectively. For 2013, 0.22% of the ordinary dividend qualified for the dividend received deduction available to corporations, 1.34% of the ordinary income distribution was deemed qualified dividend income, and 8.53% of ordinary income distribution was qualified interest income, and 100% of the ordinary distribution was qualified short term capital gain. The percentage of ordinary income dividends paid by the Fund during 2013 derived from U.S. Government securities was 0.00%. Such income is exempt from state and local taxes in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of its fiscal year in U.S. Government securities. The Fund did not meet this strict requirement in 2013. The percentage of U.S. Government securities held as of December 31, 2013 was 16.0%.

GAMCO GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST by Gabelli

INCOME TAX INFORMATION (Unaudited) (Continued)

December 31, 2013

	Historical Distribution Summary

	Investment Income (c)(d)	Short Term Capital Gains (c)	Long Term Capital Gains	Return of Capital (b)	Foreign Tax Credit (d)	Total Distributions (a)	Adjustment to Cost Basis (e)
Common Stock
2013	$0.05562	$0.76900	—	$0.61538	—	$1.44000	$0.61538
2012	0.04689	1.19955	$0.16042	0.22614	$(0.01300)	1.62000	0.22614
2011	0.09570	1.28230	0.26120	0.04080		1.68000	0.04080
2010	0.34100	1.11480	0.22420	—		1.68000	—
2009	0.25914	0.28117	0.12228	1.01741		1.68000	1.01741
2008	0.11760	—	0.39240	1.17000		1.68000	1.17000
2007	0.14980	0.98430	0.79590	—		1.93000	—
2006	—	1.45430	0.28570	—		1.74000	—
2005	0.08460	1.07540	—	—		1.16000	—

6.625% Series A Cumulative Preferred Stock
2013	$0.05647	$0.78084	—	—	—	$0.83731	—
2012	0.05465	1.39626	$0.22051	—	$(0.01518)	1.65625	—
2011	0.09204	1.26428	0.29993	—		1.65625	—
2010	0.32400	1.06004	0.27222	—		1.65625	—
2009	0.60224	0.65354	0.40047	—		1.65625	—
2008	0.38281	—	1.27344	—		1.65625	—
2007	0.01987	0.09151	0.21527	—		0.32665	—

5.000% Series B Cumulative Preferred Stock
2013	$0.05364	$0.74150	—	—	—	$0.79514	—

(a)	Total amounts may differ due to rounding.
(b)	Non-taxable.
(c)	Taxable as ordinary income for Federal tax purposes.
(d)	Per share ordinary investment income and investment income are grossed up for the foreign tax credit.
(e)	Decrease in cost basis.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

This Fund intends to generate current income from short term gains primarily through its strategy of writing (selling) covered call options on the equity securities in its portfolio. Because of its primary strategy, the Fund forgoes the opportunity to participate fully in the appreciation of the underlying equity security above the exercise price of the option. It also is subject to the risk of depreciation of the underlying equity security in excess of the premium received.

AUTOMATIC DIVIDEND REINVESTMENT

AND VOLUNTARY CASH PURCHASE PLANS

Enrollment in the Plan

It is the policy of GAMCO Global Gold, Natural Resources & Income Trust by Gabelli to automatically reinvest dividends payable to common shareholders. As a “registered” shareholder, you automatically become a participant in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”). The Plan authorizes the Fund to credit shares of common stock to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Fund. Plan participants may send their stock certificates to American Stock Transfer (“AST”) to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distribution in cash must submit this request in writing to:

GAMCO Global Gold, Natural Resources & Income Trust by Gabelli

c/o American Stock Transfer

6201 15th Avenue

Brooklyn, NY 11219

Shareholders requesting this cash election must include the shareholder’s name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan or requesting a copy of the terms of the Plan may contact AST at (888) 422-3262.

If your shares are held in the name of a broker, bank, or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of “street name” and re-registered in your own name. Once registered in your own name, your dividends will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in “street name” at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

The number of shares of common shares distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Fund’s common shares is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of common shares valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Fund’s common stock. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange (“NYSE”) trading day, the next trading day. If the net asset value of the common shares at the time of valuation exceeds the market price of the common shares, participants will receive shares from the Fund valued at market price. If the Fund should declare a dividend or capital gains distribution payable only in cash, AST will buy common stock in the open market, or on the NYSE or elsewhere, for the participants’ accounts, except that AST will endeavor to terminate purchases in the open market and cause the Fund to issue shares at net asset value if, following the commencement of such purchases, the market value of the common shares exceeds the then current net asset value.

The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

Voluntary Cash Purchase Plan

The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Fund. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to AST for investments in the Fund’s shares at the then current market price. Shareholders may send an amount from $250 to $10,000. AST will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. AST will charge each shareholder who participates a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to American Stock Transfer, 6201 15th Avenue, Brooklyn, NY 11219 such that AST receives such payments approximately 10 days before the 1st and 15th of the month. Funds not received at least five days before the investment date shall be held for investment until the next purchase date. A payment may be withdrawn without charge if notice is received by AST at least 48 hours before such payment is to be invested.

Shareholders wishing to liquidate shares held at AST must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address, and account number. The cost to liquidate shares is $1.00 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

For more information regarding the Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Fund.

The Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by AST on at least 90 days written notice to participants in the Plan.

GAMCO GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST by Gabelli

AND YOUR PERSONAL PRIVACY

Who are we?

The GAMCO Global Gold, Natural Resources & Income Trust by Gabelli is a closed-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

What kind of non-public information do we collect about you if you become a Fund shareholder?

When you purchase shares of the Fund on the New York Stock Exchange, you have the option of registering directly with our transfer agent in order, for example, to participate in our dividend reinvestment plan.

•	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

•

Information about your transactions with us. This would include information about the shares that you buy or sell; it may also include information about whether you sell or exercise rights that we have issued from time to time. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

This page was intentionally left blank.

GAMCO GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST by Gabelli

One Corporate Center

Rye, NY 10580-1422

Portfolio Management Team Biographies

Caesar M. P. Bryan joined GAMCO Asset Management in 1994. He is a member of the global investment team of Gabelli Funds, LLC and portfolio manager of several funds within the Gabelli/GAMCO Funds Complex. Prior to joining Gabelli, Mr. Bryan was a portfolio manager at Lexington Management. He began his investment career in 1979 at Samuel Montagu Company, the London based merchant bank. Mr. Bryan graduated from the University of Southampton in England with a Bachelor of Law and is a member of the English Bar.

Barbara G. Marcin, CFA, joined GAMCO Investors, Inc. in 1999 and currently serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Gabelli/GAMCO Funds Complex. Prior to joining GAMCO, Ms. Marcin was head of value investments at Citibank Global Asset Management. Ms. Marcin graduated with Distinction as an Echols Scholar from the University of Virginia and holds an MBA degree from Harvard University’s Graduate School of Business.

Vincent Hugonnard-Roche joined GAMCO Investors, Inc. in 2000. He is Director of Quantitative Strategies, head of the Gabelli Risk Management Group, and serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Gabelli/GAMCO Funds Complex. He received a Master’s degree in Mathematics of Decision Making from EISITI, France and an MS in Finance from ESSEC, France.

We have separated the portfolio managers’ commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio managers’ commentary is unrestricted. The financial statements and investment portfolio are mailed separately from the commentary. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “Specialized Equity Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “Specialized Equity Funds.”

The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

The NASDAQ symbol for the Net Asset Value is “XGGNX.”

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may from time to time purchase its common shares in the open market when the Fund’s shares are trading at a discount of 7.5% or more from the net asset value of the shares. The Fund may also from time to time purchase its preferred shares in the open market when the preferred shares are trading at a discount to the liquidation value.

GAMCO GLOBAL GOLD, NATURAL RESOURCES

& INCOME TRUST BY GABELLI

One Corporate Center

Rye, NY 10580-1422

t  800-GABELLI (800-422-3554)

f  914-921-5118

e  info@gabelli.com

    GABELLI.COM

TRUSTEES	OFFICERS

Anthony J. Colavita	Bruce N. Alpert
President,	President
Anthony J. Colavita, P.C.
Andrea R. Mango
James P. Conn	Secretary
Former Managing Director &
Chief Investment Officer,	Agnes Mullady
Financial Security Assurance	Treasurer
Holdings Ltd.	Richard J. Walz Chief Compliance Officer
Mario d’Urso
Former Italian Senator	Carter W. Austin Vice President
Vincent D. Enright
Former Senior Vice President &	Molly A.F. Marion
Chief Financial Officer,	Vice President & Ombudsman
KeySpan Corp.
Laurissa M. Martire
Frank J. Fahrenkopf, Jr.	Vice President & Ombudsman
Former President &
Chief Executive Officer,	David I. Schachter
American Gaming Association	Vice President
Michael J. Melarkey	INVESTMENT ADVISER
Partner,
Avansino, Melarkey, Knobel,	Gabelli Funds, LLC
Mulligan & McKenzie	One Corporate Center
Rye, New York 10580-1422
Salvatore M. Salibello, CPA	CUSTODIAN
Partner,
BDO Seidman, LLP	The Bank of New York Mellon
Anthonie C. van Ekris	COUNSEL
Chairman,	Skadden, Arps, Slate, Meagher &
BALMAC International, Inc.
Flom LLP
Salvatore J. Zizza	TRANSFER AGENT AND REGISTRAR
Chairman,
Zizza & Associates Corp.	American Stock Transfer and Trust Company

GGN Q4/2013

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board of Trustees has determined that Salvatore J. Zizza is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $34,000 for 2012 and $35,530 for 2013.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $7,500 for 2012 and $16,000 for 2013.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $54,750 for 2012 and $54,940 for 2013. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2012 and $0 for 2013.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 100%

(c) 100%

(d) N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2012 and $0 for 2013.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed registrants.

The registrant has a separately designated audit committee consisting of the following members: Vincent D. Enright, Frank J. Fahrenkopf, Jr., and Salvatore J. Zizza.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are attached herewith.

The Voting of Proxies on Behalf of Clients

Rules 204(4)-2 and 204-2 under the Investment Advisers Act of 1940 and Rule 30b1-4 under the Investment Company Act of 1940 require investment advisers to adopt written policies and procedures governing the voting of proxies on behalf of their clients.

These procedures will be used by GAMCO Asset Management Inc., Gabelli Funds, LLC, Gabelli Securities, Inc., and Teton Advisors, Inc. (collectively, the “Advisers”) to determine how to vote proxies relating to portfolio securities held by their clients, including the procedures that the Advisers use when a vote presents a conflict between the interests of the shareholders of an investment company managed by one of the Advisers, on the one hand, and those of the Advisers; the principal underwriter; or any affiliated person of the investment company, the Advisers, or the principal underwriter. These procedures will not apply where the Advisers do not have voting discretion or where the Advisers have agreed to with a client to vote the client’s proxies in accordance with specific guidelines or procedures supplied by the client (to the extent permitted by ERISA).

I.	Proxy Voting Committee

The Proxy Voting Committee was originally formed in April 1989 for the purpose of formulating guidelines and reviewing proxy statements within the parameters set by the substantive proxy voting guidelines originally published in 1988 and updated periodically, a copy of which are appended as Exhibit A. The Committee will include representatives of Research, Administration, Legal, and the Advisers. Additional or replacement members of the Committee will be nominated by the Chairman and voted upon by the entire Committee.

Meetings are held as needed basis to form views on the manner in which the Advisers should vote proxies on behalf of their clients.

In general, the Director of Proxy Voting Services, using the Proxy Guidelines, recommendations of Institutional Shareholder Corporate Governance Service (“ISS”), other third-party services and the analysts of Gabelli & Company, Inc., will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is (1) consistent with the recommendations of the issuer’s Board of Directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer’s Board of Directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) the vote is contrary to the recommendations of the Board of Directors but is consistent with the Proxy Guidelines. In those instances, the Director of Proxy Voting Services or the Chairman of the Committee may sign and date the proxy statement indicating how each issue will be voted.

All matters identified by the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department as controversial, taking into account the

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recommendations of ISS or other third party services and the analysts of Gabelli & Company, Inc., will be presented to the Proxy Voting Committee. If the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Advisers and their clients, the Chairman of the Committee will initially determine what vote to recommend that the Advisers should cast and the matter will go before the Committee.

A.	Conflicts of Interest.

The Advisers have implemented these proxy voting procedures in order to prevent conflicts of interest from influencing their proxy voting decisions. By following the Proxy Guidelines, as well as the recommendations of ISS, other third-party services and the analysts of Gabelli & Company, the Advisers are able to avoid, wherever possible, the influence of potential conflicts of interest. Nevertheless, circumstances may arise in which one or more of the Advisers are faced with a conflict of interest or the appearance of a conflict of interest in connection with its vote. In general, a conflict of interest may arise when an Adviser knowingly does business with an issuer, and may appear to have a material conflict between its own interests and the interests of the shareholders of an investment company managed by one of the Advisers regarding how the proxy is to be voted. A conflict also may exist when an Adviser has actual knowledge of a material business arrangement between an issuer and an affiliate of the Adviser.

In practical terms, a conflict of interest may arise, for example, when a proxy is voted for a company that is a client of one of the Advisers, such as GAMCO Asset Management Inc. A conflict also may arise when a client of one of the Advisers has made a shareholder proposal in a proxy to be voted upon by one or more of the Advisers. The Director of Proxy Voting Services, together with the Legal Department, will scrutinize all proxies for these or other situations that may give rise to a conflict of interest with respect to the voting of proxies.

B.	Operation of Proxy Voting Committee

For matters submitted to the Committee, each member of the Committee will receive, prior to the meeting, a copy of the proxy statement, any relevant third party research, a summary of any views provided by the Chief Investment Officer and any recommendations by Gabelli & Company, Inc. analysts. The Chief Investment Officer or the Gabelli & Company, Inc. analysts may be invited to present their viewpoints. If the Director of Proxy Voting Services or the Legal Department believe that the matter before the committee is one with respect to which a conflict of interest may exist between the Advisers and their clients, counsel will

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provide an opinion to the Committee concerning the conflict. If the matter is one in which the interests of the clients of one or more of Advisers may diverge, counsel will so advise and the Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel will provide an opinion concerning the likely risks and merits of such an appraisal action.

Each matter submitted to the Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Committee, the Chairman of the Committee will cast the deciding vote. The Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

Although the Proxy Guidelines express the normal preferences for the voting of any shares not covered by a contrary investment guideline provided by the client, the Committee is not bound by the preferences set forth in the Proxy Guidelines and will review each matter on its own merits. Written minutes of all Proxy Voting Committee meetings will be maintained. The Advisers subscribe to ISS, which supplies current information on companies, matters being voted on, regulations, trends in proxy voting and information on corporate governance issues.

If the vote cast either by the analyst or as a result of the deliberations of the Proxy Voting Committee runs contrary to the recommendation of the Board of Directors of the issuer, the matter will be referred to legal counsel to determine whether an amendment to the most recently filed Schedule 13D is appropriate.

II.	Social Issues and Other Client Guidelines

If a client has provided special instructions relating to the voting of proxies, they should be noted in the client’s account file and forwarded to the proxy department. This is the responsibility of the investment professional or sales assistant for the client. In accordance with Department of Labor guidelines, the Advisers’ policy is to vote on behalf of ERISA accounts in the best interest of the plan participants with regard to social issues that carry an economic impact. Where an account is not governed by ERISA, the Advisers will vote shares held on behalf of the client in a manner consistent with any individual investment/voting guidelines provided by the client. Otherwise the Advisers will abstain with respect to those shares.

III.	Client Retention of Voting Rights

If a client chooses to retain the right to vote proxies or if there is any change in voting authority, the following should be notified by the investment professional or sales assistant for the client.

-Operations

-Legal Department

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-Proxy Department

-Investment professional assigned to the account

In the event that the Board of Directors (or a Committee thereof) of one or more of the investment companies managed by one of the Advisers has retained direct voting control over any security, the Proxy Voting Department will provide each Board Member (or Committee member) with a copy of the proxy statement together with any other relevant information including recommendations of ISS or other third-party services.

IV.	Voting Records

The Proxy Voting Department will retain a record of matters voted upon by the Advisers for their clients. The Advisers will supply information on how an account voted its proxies upon request.

A letter is sent to the custodians for all clients for which the Advisers have voting responsibility instructing them to forward all proxy materials to:

[Adviser name]

Attn: Proxy Voting Department

One Corporate Center

Rye, New York 10580-1433

The sales assistant sends the letters to the custodians along with the trading/DTC instructions. Proxy voting records will be retained in compliance with Rule 204-2 under the Investment Advisers Act.

V.	Voting Procedures

1. Custodian banks, outside brokerage firms and clearing firms are responsible for forwarding proxies directly to the Advisers.

Proxies are received in one of two forms:

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Shareholder Vote Authorization Forms (“VAFs”) - Issued by Broadridge Financial Solutions, Inc. (“Broadridge”) VAFs must be voted through the issuing institution causing a time lag. Broadridge is an outside service contracted by the various institutions to issue proxy materials.

•	Proxy cards which may be voted directly.

2. Upon receipt of the proxy, the number of shares each form represents is logged into the proxy system according to security.

3. In the case of a discrepancy such as an incorrect number of shares, an improperly signed or dated card, wrong class of security, etc., the issuing custodian is notified by phone. A corrected proxy is requested. Any arrangements are made to insure that a

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proper proxy is received in time to be voted (overnight delivery, fax, etc.). When securities are out on loan on record date, the custodian is requested to supply written verification.

4. Upon receipt of instructions from the proxy committee (see Administrative), the votes are cast and recorded for each account on an individual basis.

Records have been maintained on the Proxy Edge system. The system is backed up regularly.

Proxy Edge records include:

Security Name and Cusip Number

Date and Type of Meeting (Annual, Special, Contest)

Client Name

Adviser or Fund Account Number

Directors’ Recommendation

How GAMCO voted for the client on each issue

5. VAFs are kept alphabetically by security. Records for the current proxy season are located in the Proxy Voting Department office. In preparation for the upcoming season, files are transferred to an offsite storage facility during January/February.

6. Shareholder Vote Authorization Forms issued by Broadridge are always sent directly to a specific individual at Broadridge.

7. If a proxy card or VAF is received too late to be voted in the conventional matter, every attempt is made to vote on one of the following manners:

•	VAFs can be faxed to Broadridge up until the time of the meeting. This is followed up by mailing the original form.

•	When a solicitor has been retained, the solicitor is called. At the solicitor’s direction, the proxy is faxed.

8. In the case of a proxy contest, records are maintained for each opposing entity.

9. Voting in Person

a) At times it may be necessary to vote the shares in person. In this case, a “legal proxy” is obtained in the following manner:

•	Banks and brokerage firms using the services at Broadridge:

The back of the VAF is stamped indicating that we wish to vote in person. The forms are then sent overnight to Broadridge. Broadridge issues individual legal proxies and

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sends them back via overnight (or the Adviser can pay messenger charges). A lead-time of at least two weeks prior to the meeting is needed to do this. Alternatively, the procedures detailed below for banks not using Broadridge may be implemented.

•	Banks and brokerage firms issuing proxies directly:

The bank is called and/or faxed and a legal proxy is requested.

All legal proxies should appoint:

“Representative of [Adviser name] with full power of substitution.”

b)   The legal proxies are given to the person attending the meeting along with the following supplemental material:

•	A limited Power of Attorney appointing the attendee an Adviser representative.
•

A list of all shares being voted by custodian only. Client names and account numbers are not included. This list must be presented, along with the proxies, to the Inspectors of Elections and/or tabulator at least one-half hour prior to the scheduled start of the meeting. The tabulator must “qualify” the votes (i.e. determine if the vote have previously been cast, if the votes have been rescinded, etc. vote have previously been cast, etc.).

•	A sample ERISA and Individual contract.
•	A sample of the annual authorization to vote proxies form.
•	A copy of our most recent Schedule 13D filing (if applicable).

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Appendix A

Proxy Guidelines

PROXY VOTING GUIDELINES

GENERAL POLICY STATEMENT

It is the policy of GAMCO Investors, Inc. to vote in the best economic interests of our clients. As we state in our Magna Carta of Shareholders Rights, established in May 1988, we are neither for nor against management. We are for shareholders.

At our first proxy committee meeting in 1989, it was decided that each proxy statement should be evaluated on its own merits within the framework first established by our Magna Carta of Shareholders Rights. The attached guidelines serve to enhance that broad framework.

We do not consider any issue routine. We take into consideration all of our research on the company, its directors, and their short and long-term goals for the company. In cases where issues that we generally do not approve of are combined with other issues, the negative aspects of the issues will be factored into the evaluation of the overall proposals but will not necessitate a vote in opposition to the overall proposals.

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BOARD OF DIRECTORS

The advisers do not consider the election of the Board of Directors a routine issue. Each slate of directors is evaluated on a case-by-case basis.

Factors taken into consideration include:

•	Historical responsiveness to shareholders

This may include such areas as:

-Paying greenmail

-Failure to adopt shareholder resolutions receiving a majority of shareholder votes

•	Qualifications
•	Nominating committee in place
•	Number of outside directors on the board
•	Attendance at meetings
•	Overall performance

SELECTION OF AUDITORS

In general, we support the Board of Directors’ recommendation for auditors.

BLANK CHECK PREFERRED STOCK

We oppose the issuance of blank check preferred stock.

Blank check preferred stock allows the company to issue stock and establish dividends, voting rights, etc. without further shareholder approval.

CLASSIFIED BOARD

A classified board is one where the directors are divided into classes with overlapping terms. A different class is elected at each annual meeting.

While a classified board promotes continuity of directors facilitating long range planning, we feel directors should be accountable to shareholders on an annual basis. We will look

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at this proposal on a case-by-case basis taking into consideration the board’s historical responsiveness to the rights of shareholders.

Where a classified board is in place we will generally not support attempts to change to an annually elected board.

When an annually elected board is in place, we generally will not support attempts to classify the board.

INCREASE AUTHORIZED COMMON STOCK

The request to increase the amount of outstanding shares is considered on a case-by-case basis.

Factors taken into consideration include:

•	Future use of additional shares

-Stock split

-Stock option or other executive compensation plan

-Finance growth of company/strengthen balance sheet

-Aid in restructuring

-Improve credit rating

-Implement a poison pill or other takeover defense

•	Amount of stock currently authorized but not yet issued or reserved for stock option plans
•	Amount of additional stock to be authorized and its dilutive effect

We will support this proposal if a detailed and verifiable plan for the use of the additional shares is contained in the proxy statement.

CONFIDENTIAL BALLOT

We support the idea that a shareholder’s identity and vote should be treated with confidentiality.

However, we look at this issue on a case-by-case basis.

In order to promote confidentiality in the voting process, we endorse the use of independent Inspectors of Election.

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CUMULATIVE VOTING

In general, we support cumulative voting.

Cumulative voting is a process by which a shareholder may multiply the number of directors being elected by the number of shares held on record date and cast the total number for one candidate or allocate the voting among two or more candidates.

Where cumulative voting is in place, we will vote against any proposal to rescind this shareholder right.

Cumulative voting may result in a minority block of stock gaining representation on the board. When a proposal is made to institute cumulative voting, the proposal will be reviewed on a case-by-case basis. While we feel that each board member should represent all shareholders, cumulative voting provides minority shareholders an opportunity to have their views represented.

DIRECTOR LIABILITY AND INDEMNIFICATION

We support efforts to attract the best possible directors by limiting the liability and increasing the indemnification of directors, except in the case of insider dealing.

EQUAL ACCESS TO THE PROXY

The SEC’s rules provide for shareholder resolutions. However, the resolutions are limited in scope and there is a 500 word limit on proponents’ written arguments. Management has no such limitations. While we support equal access to the proxy, we would look at such variables as length of time required to respond, percentage of ownership, etc.

FAIR PRICE PROVISIONS

Charter provisions requiring a bidder to pay all shareholders a fair price are intended to prevent two-tier tender offers that may be abusive. Typically, these provisions do not apply to board-approved transactions.

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We support fair price provisions because we feel all shareholders should be entitled to receive the same benefits.

Reviewed on a case-by-case basis.

GOLDEN PARACHUTES

Golden parachutes are severance payments to top executives who are terminated or demoted after a takeover.

We support any proposal that would assure management of its own welfare so that they may continue to make decisions in the best interest of the company and shareholders even if the decision results in them losing their job. We do not, however, support excessive golden parachutes. Therefore, each proposal will be decided on a case-by- case basis.

Note: Congress has imposed a tax on any parachute that is more than three times the executive’s average annual compensation.

ANTI-GREENMAIL PROPOSALS

We do not support greenmail. An offer extended to one shareholder should be extended to all shareholders equally across the board.

LIMIT SHAREHOLDERS’ RIGHTS TO CALL SPECIAL MEETINGS

We support the right of shareholders to call a special meeting.

CONSIDERATION OF NONFINANCIAL EFFECTS OF A MERGER

This proposal releases the directors from only looking at the financial effects of a merger and allows them the opportunity to consider the merger’s effects on employees, the community, and consumers.

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As a fiduciary, we are obligated to vote in the best economic interests of our clients. In general, this proposal does not allow us to do that. Therefore, we generally cannot support this proposal.

Reviewed on a case-by-case basis.

MERGERS, BUYOUTS, SPIN-OFFS, RESTRUCTURINGS

Each of the above is considered on a case-by-case basis. According to the Department of Labor, we are not required to vote for a proposal simply because the offering price is at a premium to the current market price. We may take into consideration the long term interests of the shareholders.

MILITARY ISSUES

Shareholder proposals regarding military production must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to the client’s direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

NORTHERN IRELAND

Shareholder proposals requesting the signing of the MacBride principles for the purpose of countering the discrimination of Catholics in hiring practices must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to client direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

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OPT OUT OF STATE ANTI-TAKEOVER LAW

This shareholder proposal requests that a company opt out of the coverage of the state’s takeover statutes. Example: Delaware law requires that a buyer must acquire at least 85% of the company’s stock before the buyer can exercise control unless the board approves.

We consider this on a case-by-case basis. Our decision will be based on the following:

•	State of Incorporation
•	Management history of responsiveness to shareholders
•	Other mitigating factors

POISON PILL

In general, we do not endorse poison pills.

In certain cases where management has a history of being responsive to the needs of shareholders and the stock is very liquid, we will reconsider this position.

REINCORPORATION

Generally, we support reincorporation for well-defined business reasons. We oppose reincorporation if proposed solely for the purpose of reincorporating in a state with more stringent anti-takeover statutes that may negatively impact the value of the stock.

STOCK OPTION PLANS

Stock option plans are an excellent way to attract, hold and motivate directors and employees. However, each stock option plan must be evaluated on its own merits, taking into consideration the following:

•	Dilution of voting power or earnings per share by more than 10%
•	Kind of stock to be awarded, to whom, when and how much
•	Method of payment

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•	Amount of stock already authorized but not yet issued under existing stock option plans

SUPERMAJORITY VOTE REQUIREMENTS

Supermajority vote requirements in a company’s charter or bylaws require a level of voting approval in excess of a simple majority of the outstanding shares. In general, we oppose supermajority-voting requirements. Supermajority requirements often exceed the average level of shareholder participation. We support proposals’ approvals by a simple majority of the shares voting.

LIMIT SHAREHOLDERS RIGHT TO ACT BY WRITTEN CONSENT

Written consent allows shareholders to initiate and carry on a shareholder action without having to wait until the next annual meeting or to call a special meeting. It permits action to be taken by the written consent of the same percentage of the shares that would be required to effect proposed action at a shareholder meeting.

Reviewed on a case-by-case basis.

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Item 8. Portfolio Managers of Closed-End Management Investment Companies.

PORTFOLIO MANAGERS

A portfolio team manages GAMCO Global Gold, Natural Resources & Income Trust by Gabelli, (the Fund). The individuals listed below are those who are primarily responsible for the day-to-day management of the Fund.

Caesar M. P. Bryan joined GAMCO Asset Management in 1994. He is a member of the global investment team of Gabelli Funds, LLC and portfolio manager of several funds within the Gabelli/GAMCO Funds Complex. Prior to joining Gabelli, Mr. Bryan was a portfolio manager at Lexington Management. He began his investment career in 1979 at Samuel Montagu Company, the London based merchant bank. Mr. Bryan graduated from the University of Southampton in England with a Bachelor of Law and is a member of the English Bar.

Barbara G. Marcin, CFA, joined GAMCO Investors, Inc. in 1999 and currently serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Gabelli/GAMCO Funds Complex. Prior to joining GAMCO, Ms. Marcin was head of value investments at Citibank Global Asset Management. Ms. Marcin graduated with Distinction as an Echols Scholar from the University of Virginia and holds an MBA degree from Harvard University’s Graduate School of Business.

Vincent Hugonnard-Roche joined GAMCO Investors, Inc. in 2000. He is Director of Quantitative Strategies, head of the Gabelli Risk Management Group, and serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Gabelli/GAMCO Funds complex. He received a Master’s degree in Mathematics of Decision Making from EISITI, France and an MS in Finance from ESSEC, France.

MANAGEMENT OF OTHER ACCOUNTS

The table below shows the number of other accounts managed by each Portfolio Manager and the total assets in each of the following categories: registered investment companies, other paid investment vehicles and other accounts as of December 31, 2013. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

Name of Portfolio Manager or Team Member	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
1.Caesar M.P. Bryan	Registered Investment Companies:	5	522.1M	0	0
	Other Pooled Investment Vehicles:	2	3.5M	2	3.5M
	Other Accounts:	22	96.6M	0	0

2.Barbara G. Marcin	Registered Investment Companies:	3	2.5B	1	2.5B
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	39	156.1M	0	0

3.Vincent Hugonnard-Roche	Registered Investment Companies:	1	249.1M	0	0
	Other Pooled Investment Vehicles:	1	18.9M	0	0
	Other Accounts:	6	1.3M	0	0

POTENTIAL CONFLICTS OF INTEREST

As reflected above, the Portfolio Managers manage accounts in addition to the Fund. Actual or apparent conflicts of interest may arise when a Portfolio Manager also has day-to-day management responsibilities with respect to one or more other accounts. These potential conflicts include:

ALLOCATION OF LIMITED TIME AND ATTENTION. As indicated above, the Portfolio Managers manage multiple accounts. As a result, he/she will not be able to devote all of their time to the management of the Fund. A Portfolio Manager, therefore, may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts, as might be the case if he/she were to devote all of his/her attention to the management of only the Fund.

ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES. As indicated above, the Portfolio Managers manage accounts with investment strategies and/or policies that are similar to the Fund. In these cases, if the Portfolio Manager identifies an investment opportunity that may be suitable for multiple accounts, the Fund may not be able to take full advantage of that opportunity because the opportunity may be allocated among all or many of these accounts or other accounts managed primarily by other Portfolio Managers of the Adviser, and their affiliates. In addition, in the event a Portfolio Manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions.

PURSUIT OF DIFFERING STRATEGIES. At times, a Portfolio Manager may determine that an investment opportunity may be appropriate for only some of the accounts for which he/she exercises investment responsibility, or may decide that certain of the funds or accounts should take differing positions with respect to a particular security. In these cases, the Portfolio Manager may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other accounts.

VARIATION IN COMPENSATION. A conflict of interest may arise where the financial or other benefits available to the Portfolio Manager differ among the accounts that he or she manages. If the structure of the Adviser’s management fee or the Portfolio Manager’s compensation differs among accounts (such as where certain accounts pay higher management fees or performance-based management fees), the Portfolio Manager may be motivated to favor certain accounts over others. The Portfolio Manager may also be motivated to favor accounts in which he or she has an investment interest, or in which the Adviser, or their affiliates have investment interests. Similarly, the desire to maintain assets under management or to enhance a Portfolio Manager’s performance record or to derive other rewards, financial or otherwise, could influence the Portfolio Manager in affording preferential treatment to those accounts that could most significantly benefit the Portfolio Manager. For example, as reflected above, if a Portfolio Manager manages accounts, which have performance fee arrangements, certain portions of their compensation will depend on the achievement of performance milestones on those accounts. The Portfolio Manager could be incented to afford preferential treatment to those accounts and thereby by subject to a potential conflict of interest.

The Adviser, and the Funds have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and their staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

COMPENSATION STRUCTURE FOR THE PORTFOLIO MANAGERS OF THE ADVISER

The compensation of the Portfolio Managers for the Fund is structured to enable the Adviser to attract and retain highly qualified professionals in a competitive environment. The Portfolio Managers receive a compensation package that includes a minimum draw or base salary, equity-based incentive compensation via awards of stock, and incentive based variable compensation based on a percentage of net revenue received by the Adviser for managing the Fund to the extent that the amount exceeds a minimum level of compensation. Net revenues are

OWNERSHIP OF SHARES IN THE FUND

Caesar M. P. Bryan, Barbara G. Marcin, and Vincent Hugonnard-Roche each owned $1 - $10,000, $100,001 - $500,000 and $10,001- $50,000, respectively, of shares of the Trust as of December 31, 2013.

(b)	Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 07/01/13 through 07/31/13	Common – N/A Preferred Series B – 26,344	Common – N/A Preferred Series B – $21.52	Common – N/A Preferred Series B – 26,344	Common – 104,312,598 Preferred Series B – 3,981,600 – 26,344 = 3,955,256
Month #2 08/01/13 through 08/31/13	Common – N/A Preferred Series B – 33,717	Common – N/A Preferred Series B – $20.77	Common – N/A Preferred Series B – 33,717	Common – 105,566,937 Preferred Series B – 3,955,256 – 33,717 = 3,921,539
Month #3 09/01/13 through 09/30/13	Common – N/A Preferred Series B – 36,354	Common – N/A Preferred Series B – $20.20	Common – N/A Preferred Series B – 36,354	Common – 106,453,162 Preferred Series B – 3,921,539 – 36,354 = 3,885,185
Month #4 10/01/13 through 10/31/13	Common – N/A Preferred Series B – 37,365	Common – N/A Preferred Series B – $19.9946	Common – N/A Preferred Series B – 37,365	Common – 106,557,465 Preferred Series B –3,885,185– 37,365 = 3,847,820
Month #5 11/01/13 through 11/30/13	Common – N/A Preferred Series B – 20,468	Common – N/A Preferred Series B – $20.04	Common – N/A Preferred Series B – 20,468	Common – 106,557,465 Preferred Series B –3,847,820- 20,468 = 3,827,352

Month #6 12/01/13 through 12/31/13	Common – 127,045 Preferred Series B – 39,626	Common – $8.9526 Preferred Series B – $19.4114	Common – 127,045 Preferred Series B – 39,626	Common - 106,557,465 – 127,045 = 106,430,420 Preferred Series B – 3,827,352– 39,626 = 3,787,726
Total	Common – 127,045 Preferred Series B – 193,874	Common – $8.9526 Preferred Series B – $20.2624	Common – 127,045 Preferred Series B – 193,874	N/A

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a.	The date each plan or program was announced – The notice of the potential repurchase of common and preferred shares occurs quarterly in the Fund’s quarterly report in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.
b.	The dollar amount (or share or unit amount) approved – Any or all common shares outstanding may be repurchased when the Fund’s common shares are trading at a discount of 7.5% or more from the net asset value of the shares. Any or all preferred shares outstanding may be repurchased when the Fund’s preferred shares are trading at a discount to the liquidation value of $25.00.
c.	The expiration date (if any) of each plan or program – The Fund’s repurchase plans are ongoing.
d.	Each plan or program that has expired during the period covered by the table – The Fund’s repurchase plans are ongoing.
e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. – The Fund’s repurchase plans are ongoing.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

 (12.other) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	GAMCO Global Gold, Natural Resources & Income Trust by Gabelli

By (Signature and Title)*	/s/ Bruce N. Alpert

Bruce N. Alpert, Principal Executive Officer

Date	3/10/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert

Bruce N. Alpert, Principal Executive Officer

Date	3/10/2014

By (Signature and Title)*	/s/ Agnes Mullady

Agnes Mullady, Principal Financial Officer and Treasurer

Date	3/10/2014

* Print the name and title of each signing officer under his or her signature.